    As filed with the Securities and Exchange Commission on October 25, 2000

                                             Registration No. 333-13319/811-7841

================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



         Pre-Effective Amendment No. ___ Post-Effective Amendment No___
                        (Check appropriate box or boxes)



                Exact Name of Registrant as Specified in Charter:
                            MUTUAL FUND SELECT TRUST

                         Area Code and Telephone Number:
                                 1-800-62-CHASE

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                   LISA HURLEY
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

                             CYNTHIA G. COBDEN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                             New York, NY 10017-3954

================================================================================

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on November 27, 2000 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-13319/811-07841 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended October 31, 1999 was filed on January 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                            MUTUAL FUND SELECT TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)



ITEM NO.                                                 HEADING
--------                                                 -------
PART A
------
1.       Beginning of Registration Statement
         and Outside Front Cover Page of
         Prospectus ...................................  Cover Page

2.       Beginning and Outside Back Cover Page
         of Prospectus ................................  Table of Contents

3.       Synopsis and Risk Factors ....................  Summary; Risk Factors

4.       Information About the Transaction ............  Summary; Information Relating to the
                                                         Proposed Conversion

5.       Information About the Registrant .............  Summary; Information Relating to the
                                                         Proposed Reorganization; Investment
                                                         Policies; Additional Information About Chase
                                                         Vista Select New York Intermediate Tax
                                                         Free Income Fund

6.       Information About the Company Being Acquired .  Summary; Information Relating to the
                                                         Proposed Reorganization; Investment
                                                         Policies; Additional Information About Chase
                                                         Vista New York Tax Free Income Fund

7.       Voting Information ...........................  Summary; Information Relating to Voting
                                                         Matters

8.       Interest of Certain Persons and
         Experts ......................................  Information Relating to Voting Matters

9.       Additional Information Required for
         Reoffering by Persons Deemed to be
         Underwriters .................................  Inapplicable


PART B
------

10.      Cover Page ...................................  Statement of Additional Information; Cover
                                                         Page

11.      Table of Contents ............................  Table of Contents

12.      Additional Information .......................  Statement of Additional Information dated
                                                         December 29, 1999

13.      Additional Information About the
         Company Being Acquired .......................  Inapplicable

14.      Financial Statements .........................  Financial Statements; Pro Forma Financial
                                                         Statements

PART C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
                         A SERIES OF MUTUAL FUND TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                              [December 1,] 2000

Dear Shareholder:

    A special meeting of the shareholders of Chase Vista New York Tax Free Income Fund, a series of Mutual Fund Trust ("MFT"), will be held on January 26, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of Chase Vista New York Tax Free Income Fund into Chase Vista Select New York Intermediate Tax Free Income Fund, a series of Mutual Fund Select Trust ("MFST") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in Chase Vista Select New York Intermediate Tax Free Income Fund, which is also advised by The Chase Manhattan Bank ("Chase"). The investment objective and policies of each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund are similar. MFST is comprised of 4 portfolios, each managed by Chase, consisting of income funds. In connection with the Reorganization, Chase Vista Select New York Intermediate Tax Free Income Fund will be renamed ["Chase __________ New York Intermediate Tax Free Income Fund."]

    After the proposed Reorganization, your investment would be in a larger combined fund with similar investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.

    The current investment adviser for both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund is Chase. The sub-adviser for each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund is Chase Fleming Asset Management (USA) Inc. ("CFAM"). The two Funds are managed by overlapping portfolio management teams. After the Reorganization, the portfolio manager for Chase Vista New York Tax Free Income Fund will continue to actively participate in the day-to-day investment decisions for your portfolio as co-portfolio manager of Chase Vista Select New York Intermediate Tax Free Income Fund.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of Chase Vista New York Tax Free Income Fund and MFT to Chase Vista Select New York Intermediate Tax Free Income Fund and MFST. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Chase Vista New York Tax Free Income Fund, MFT, Chase Vista Select New York Intermediate Tax Free Income Fund, MFST or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares of Chase Vista Select New York Intermediate Tax Free Income Fund.

    The Proposal has been carefully reviewed by the Board of Trustees of MFT, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFT UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-34-VISTA.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, November 10, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on January 26, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                    Fergus Reid
                                                    Chairman

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds which have similar investment policies and which are managed by overlapping portfolio management teams.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, Chase Vista New York Tax Free Income Fund would transfer all of its assets and liabilities to Chase Vista Select New York Intermediate Tax Free Income Fund and would receive, in exchange, shares of Chase Vista Select New York Intermediate Tax Free Income Fund. Chase Vista New York Tax Free Income Fund would then be liquidated and the shares of Chase Vista Select New York Intermediate Tax Free Income Fund would be distributed to shareholders such as you. After the Reorganization, you would own shares in Chase Vista Select New York Intermediate Tax Free Income Fund rather than Chase Vista New York Tax Free Income Fund. Holders of Class A Shares would receive Class A Shares in Chase Vista Select New York Intermediate Tax Free Income Fund and holders of Class B Shares would receive Class B Shares in Chase Vista Select New York Intermediate Tax Free Income Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    Chase Vista Select New York Intermediate Tax Free Income Fund has similar investment objective and policies to those of Chase Vista New York Tax Free Income Fund. Chase Vista Select New York Intermediate Tax Free Income Fund maintains a dollar-weighted average maturity of between three and ten years, whereas Chase Vista New York Tax Free Income Fund has no restriction on its portfolio maturity. In addition, unlike Chase Vista New York Tax Free Income Fund, Chase Vista Select New York Intermediate Tax Free Income Fund is not permitted to invest in lower-rated securities. Therefore, the Reorganization may have an impact on the investment strategy implemented in respect of your investment.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Vista Select New York Intermediate Tax Free Income Fund than they are for Chase Vista New York Tax Free Income Fund. If an increase does arise, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    The two Funds are managed by overlapping portfolio management teams. After the Reorganization, the portfolio manager for Chase Vista New York Tax Free Income Fund will continue to actively participate in the day-to-day investment decisions for your portfolio as co-portfolio manager of Chase Vista Select New York Intermediate Tax Free Income Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Substantially similar services are available to shareholders of both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in Chase Vista Select New York Intermediate Tax Free Income Fund.

AS A HOLDER OF SHARES OF CHASE VISTA NEW YORK TAX FREE INCOME FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                   CHASE VISTA NEW YORK TAX FREE INCOME FUND,
                         A SERIES OF MUTUAL FUND TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001

To the Shareholders of Chase Vista New York Tax Free Income Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders ("Shareholders") of Chase Vista New York Tax Free Income Fund ("Chase Vista New York Tax Free Income Fund"), a series of Mutual Fund Trust ("MFT"), will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between MFT, on behalf of Chase Vista New York Tax Free Income Fund, and Mutual Fund Select Trust ("MFST"), on behalf of Chase Vista Select New York Intermediate Tax Free Income Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Chase Vista New York Tax Free Income Fund to Chase Vista Select New York Intermediate Tax Free Income Fund, a series of MFST in exchange for Class A Shares ("Class A Shares") and Class B Shares ("Class B Shares" and together with the Class A Shares, the "Chase Vista Select New York Intermediate Tax Free Income Fund Shares") of Chase Vista Select New York Intermediate Tax Free Income Fund, as applicable; and (b) the distribution of such Chase Vista Select New York Intermediate Tax Free Income Fund Shares to the Shareholders of Chase Vista New York Tax Free Income Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFT. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CHASE VISTA NEW YORK TAX FREE INCOME FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa M. Hurley
                                                                Lisa M. Hurley
                                                    Secretary

    [December 1,] 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED [DECEMBER 1,] 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND,
                         A SERIES OF MUTUAL FUND TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 34-VISTA

                        BY AND IN EXCHANGE FOR SHARES OF
         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND,
                      A SERIES OF MUTUAL FUND SELECT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 62-CHASE

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Chase Vista New York Tax Free Income Fund ("Chase Vista New York Tax Free Income Fund"), a series of Mutual Fund Trust ("MFT"), into Chase Vista Select New York Intermediate Tax Free Income Fund ("Chase Vista Select New York Intermediate Tax Free Income Fund"), a series of Mutual Fund Select Trust ("MFST"). If approved by Shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Chase Vista New York Tax Free Income Fund, a series of MFT, to Chase Vista Select New York Intermediate Tax Free Income Fund, a series of MFST having similar investment objectives and policies as Chase Vista New York Tax Free Income Fund, in exchange for shares of Chase Vista Select New York Intermediate Tax Free Income Fund (the "Reorganization"). MFT and MFST are both open-end management investment companies offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. In connection with the Reorganization, Chase Vista Select New York Intermediate Tax Free Income Fund will be renamed ["Chase __________ Select New York Intermediate Tax Free Income Fund."]

    Under the proposed Reorganization, each shareholder of Chase Vista New York Tax Free Income Fund (the "Chase Vista New York Tax Free Income Fund Shareholders") would receive shares (the "Chase Vista Select New York Intermediate Tax Free Income Fund Shares") of Chase Vista Select New York Intermediate Tax Free Income Fund with a value equal to such Chase Vista New York Tax Free Income Fund Shareholder's holdings in Chase Vista New York Tax Free Income Fund. Holders of Class A Shares would receive Class A Shares (the "Class A Shares") in Chase Vista Select New York Intermediate Tax Free Income Fund and holders of Class B Shares would receive Class B Shares (the "Class B Shares") in Chase Vista Select New York Intermediate Tax Free Income Fund. Therefore, as a result of the proposed Reorganization, current Shareholders of Chase Vista New York Tax Free Income Fund will become shareholders of Chase Vista Select New York Intermediate Tax Free Income Fund ("Chase Vista Select New York Intermediate Tax Free Income Fund Shareholders"). In connection with the Reorganization, Chase Vista Select New York Intermediate Tax Free Income Fund will implement a new multi-class structure under which it will offer Class A, Class B and Institutional Class Shares.

    MFT is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and currently has 11 series of mutual fund portfolios. MFST is registered as an open-end management investment company under the 1940 Act and currently has four series of mutual fund portfolios. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. Chase Fleming Asset Management (USA) Inc. ("CFAM") serves as sub-adviser for each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. The two Funds are managed by overlapping portfolio management teams. After the Reorganization, the portfolio manager for Chase Vista New York Tax Free Income Fund will continue to actively participate in the day-to-day investment decisions for your portfolio as co-portfolio manager of Chase Vista Select New York Intermediate Tax Free Income Fund.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFT, on behalf of Chase Vista New York Tax Free Income Fund, and MFST, on behalf of Chase Vista Select New York Intermediate Tax Free Income Fund, attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees of MFT is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, at which meeting shareholders in Chase Vista New York Tax Free Income Fund will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of Chase Vista New York Tax Free Income Fund for the meeting of its Shareholders and also constitutes MFST's prospectus for Chase Vista Select New York Intermediate Tax Free Income Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFT and MFST that a prospective investor should know before voting on the Proposal. The current prospectuses for Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund are incorporated herein by reference and are enclosed with this Combined Prospectus/Proxy Statement. A statement of additional information relating to this Combined Prospectus/Proxy Statement dated [December 1,] 2000 (the "Statement of Additional Information") containing additional information about MFT and MFST has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to MFT at its address noted above or by calling 1-800-34-VISTA.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about [December 1,] 2000.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFT OR MFST.

    INVESTMENTS IN CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1

SUMMARY...........................................     1

RISK FACTORS......................................     7

INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     8

INVESTMENT POLICIES...............................    11

PURCHASES, REDEMPTIONS AND EXCHANGES..............    13

DISTRIBUTIONS AND TAXES...........................    17

COMPARISON OF CHASE VISTA NEW YORK TAX FREE INCOME
 FUND'S AND CHASE VISTA SELECT NEW YORK
 INTERMEDIATE TAX FREE INCOME FUND'S ORGANIZATION
 STRUCTURES.......................................    18

INFORMATION RELATING TO THE ADVISORY CONTRACTS....    19

BOARD OF TRUSTEES.................................    23

INFORMATION RELATING TO VOTING MATTERS............    24

ADDITIONAL INFORMATION ABOUT MFT..................    26

ADDITIONAL INFORMATION ABOUT MFST.................    26

FINANCIAL STATEMENTS AND EXPERTS..................    27

OTHER BUSINESS....................................    27

LITIGATION........................................    27

SHAREHOLDER INQUIRIES.............................    27

Appendix A--Agreement and Plan of
  Reorganization..................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Chase Vista New York Tax Free Income Fund, a portfolio of Mutual Fund Trust ("MFT"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFT ("MFT Board") of proxies to be used at a Special Meeting of Shareholders of Chase Vista New York Tax Free Income Fund to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about [December 1], 2000.

    At the Meeting, Chase Vista New York Tax Free Income Fund shareholders (the "Chase Vista New York Tax Free Income Fund Shareholders") will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated October 31, 2000 between MFT, on behalf of Chase Vista New York Tax Free Income Fund, and MFST, on behalf of Chase Vista Select New York Intermediate Tax Free Income Fund (the "Chase Vista Select New York Intermediate Tax Free Income Fund," together with Chase Vista New York Tax Free Income Fund, the "Funds"), pursuant to which all of the assets and liabilities of Chase Vista New York Tax Free Income Fund will be transferred to Chase Vista Select New York Intermediate Tax Free Income Fund in exchange for shares (the "Chase Vista Select New York Intermediate Tax Free Income Fund Shares") of Chase Vista Select New York Intermediate Tax Free Income Fund. As a result of this transaction (the "Reorganization"), Chase Vista New York Tax Free Income Fund Shareholders will become shareholders of Chase Vista Select New York Intermediate Tax Free Income Fund and will receive Chase Vista Select New York Intermediate Tax Free Income Fund Shares equal in value to their holdings in Chase Vista New York Tax Free Income Fund on the date of the Reorganization. Holders of Class A Shares in Chase Vista New York Tax Free Income Fund would receive Class A Shares
("Class A Shares") in Chase Vista Select New York Intermediate Tax Free Income Fund. Holders of Class B Shares in Chase Vista New York Tax Free Income Fund would receive Class B Shares ("Class B Shares" and, together with the Class A Shares, "Chase Vista Select New York Intermediate Tax Free Income Fund Shares") in Chase Vista Select New York Intermediate Tax Free Income Fund. In connection with the Reorganization, Chase Vista Select New York Intermediate Tax Free
Income Fund will be renamed ["Chase              New York Intermediate Tax Free
Income Fund."] Further information relating to Chase Vista Select New York Intermediate Tax Free Income Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

                THE MFT BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL.

    Approval of the Reorganization Plan by Chase Vista New York Tax Free Income Fund requires the affirmative vote of the lesser of (i) 67% or more of Chase Vista New York Tax Free Income Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista New York Tax Free Income Fund Shares. If the Reorganization Plan is not approved by Chase Vista New York Tax Free Income Fund Shareholders, the MFT Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of Chase Vista Select New York Intermediate Tax Free Income Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Chase Vista New York Tax Free Income Fund's and Chase Vista Select New York Intermediate Tax Free Income Fund's Annual Reports to Shareholders are enclosed with this Combined Prospectus/Proxy Statement.

PROPOSED TRANSACTION

    Pursuant to the proposed Reorganization Plan, Chase Vista New York Tax Free Income Fund, an existing series of MFT, will transfer all of its assets and liabilities to Chase Vista Select New York Intermediate Tax Free Income Fund in exchange for shares of Chase Vista Select New York Intermediate Tax Free Income Fund, a series of MFST.

    Under the proposed Reorganization, each Chase Vista New York Tax Free Income Fund Shareholder would receive a number of Chase Vista Select New York Intermediate Tax Free Income Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Chase Vista New York Tax Free Income Fund Shares on such date. Therefore, following the proposed Reorganization, Chase Vista New York Tax Free Income Fund Shareholders will be Chase Vista Select New York Intermediate Tax Free Income Fund Shareholders.

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Vista Select New York Intermediate Tax Free Income Fund than they are for Chase Vista New York Tax Free Income Fund. Chase Vista New York Tax Free Income Fund Shareholders holding Class A Shares will receive Class A Shares in the Reorganization, but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Chase Vista Select New York Intermediate Tax Free Income Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFT Board and the MFST Board, including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act, have each determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

INVESTMENT ADVISERS

    The investment adviser to both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund is The Chase Manhattan Bank ("Chase"). Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation. In addition, Chase Fleming Asset Management (USA) Inc. ("CFAM"), a wholly-owned subsidiary of Chase, serves as the sub-investment adviser to both Funds pursuant to agreements with Chase and manages the Funds on a day-to-day basis. The two Funds are managed by overlapping portfolio management teams. After the Reorganization, the portfolio manager for Chase Vista New York Tax Free Income Fund will continue to actively participate in the day-to-day investment decisions for your portfolio as co-portfolio manager of Chase Vista Select New York Intermediate Tax Free Income Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund.

REASONS FOR THE REORGANIZATION

    The MFT Board and MFST Board decided to reorganize Chase Vista New York Tax Free Income Fund into Chase Vista Select New York Intermediate Tax Free Income Fund to increase operational and administrative efficiencies, since the two funds have identical investment objectives and policies and are managed by overlapping portfolio management teams.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett, counsel to MFT, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Chase Vista New York Tax Free Income Fund, Chase Vista Select New York Intermediate Tax Free Income Fund or their respective shareholders. The holding period and tax basis of Chase Vista Select New York Intermediate Tax Free Income Fund Shares will be the same as the holding period and tax cost basis of the shareholder's shares of Chase Vista New York Tax Free Income Fund. In addition, the holding period and tax basis of those assets owned by Chase Vista New York Tax Free Income Fund transferred to Chase Vista Select New York Intermediate Tax Free Income Fund will be identical for Chase Vista New York Tax Free Income Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund is to provide monthly dividends which are excluded from gross income and exempt from New York State and New York City personal income taxes. They also seek to protect the value of your investment.

    The investment policies of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund are similar. Chase Vista Select New York Intermediate Tax Free Income Fund maintains a dollar-weighted average maturity of between three and ten years, whereas Chase

Vista New York Tax Free Income Fund has no restriction on its portfolio maturity. In addition, unlike Chase Vista New York Tax Free Income Fund, Chase Vista Select New York Intermediate Tax Free Income Fund is not permitted to invest in lower-rated securities.

ADDITIONAL TRUST PORTFOLIOS

    In addition to Chase Vista Select New York Intermediate Tax Free Income Fund, MFST currently offers three additional portfolios:

Select Intermediate Tax Free Income Fund                      Select Tax Free Income Fund
Select New Jersey Tax Free Income Fund

    Detailed descriptions of each MFST portfolio can be found in the MFST prospectuses and Statement of Additional Information. MFST may add or subtract additional portfolios from time to time in the future.

    In addition to Chase Vista New York Tax Free Income Fund, MFT currently offers 10 additional portfolios:

100% U.S. Treasury Securities Money Market Fund               Tax Free Money Market Fund
Treasury Plus Money Market Fund                               New York Tax Free Money Market Fund
Federal Money Market Fund                                     California Tax Free Money Market Fund
U.S. Government Money Market Fund                             Tax Free Income Fund
Prime Money Market Fund                                       California Intermediate Tax Free Fund

    Detailed descriptions of each MFT portfolio can be found in the MFT prospectuses and Statement of Additional Information. MFT may add or subtract portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

PRINCIPAL RISKS OF INVESTING IN CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Select New York Intermediate Tax Free Income Fund. These investment risks, in general, are those typically associated with investing in a managed portfolio of debt securities. In particular, the value of debt securities tends to fall when prevailing interest rates rise. This drop in value could be worse if a fund is investing in debt securities with longer maturities. In addition, the Fund will be affected by the financial health of New York State and its municipalities and public authorities.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

  ADVISORY SERVICES

    The investment adviser for both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund is Chase. Chase oversees the asset management and administration of both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. As compensation for its services, Chase receives a management fee from each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund at an annual rate of 0.30% of their respective average daily net assets. A portion of the fee generated with respect to each of the Funds is used to pay CFAM, each Fund's sub-adviser.

    Pursuant to the terms of advisory agreements between Chase and MFT and between Chase and MFST (each, an "Advisory Agreement"), Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Chase Vista New York Tax Free Income Fund, subject to the general supervision of the MFT Board, and Chase Vista Select New York Intermediate Tax Free Income Fund, subject to the general supervision of the MFST Board. Pursuant to investment sub-advisory agreements between Chase and CFAM (each, a "Subadvisory Agreement"), Chase delegates certain of these responsibilities to CFAM with respect to each Fund. For sub-advisory services rendered to each Fund, CFAM is entitled to receive from Chase an annual fee of 0.15% of the Fund's average net assets.

    It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund.

 OTHER SERVICES

    Vista Fund Distributors, Inc. ("VFD"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for Chase Vista Select New York Intermediate Tax Free Income Fund and

Chase Vista New York Tax Free Income Fund. VFD is unaffiliated with Chase. [In connection with the Reorganization, VFD will change its name to Chase __________ Fund Distributors, Inc.]

    Chase serves as administrator, fund accountant and custodian for both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund.

    PricewaterhouseCoopers LLP ("PwC") serves as both Chase Vista New York Tax Free Income Fund's and Chase Vista Select New York Intermediate Tax Free Income Fund's independent accountants, auditing and reporting on the annual financial statements of each Fund and preparing each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFT or MFST engages it to do so.

ORGANIZATION

    Each of MFT and MFST is organized as a Massachusetts business trust. Chase Vista New York Tax Free Income Fund is organized as a series of MFT and Chase Vista Select New York Intermediate Tax Free Income Fund is organized as a series of MFST.

PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for making purchases, redemptions and exchanges of shares of Chase Vista Select New York Intermediate Tax Free Income Fund are substantially similar to those with respect to shares of Chase Vista New York Tax Free Income Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund that reflect current expense arrangements and (ii) estimated fees and expenses on a pro forma basis for Chase Vista Select New York Intermediate Tax Free Income Fund after giving effect to the proposed Reorganization. Under the proposed Reorganization, holders of Class A Shares in Chase Vista New York Tax Free Income Fund would receive Class A Shares in Chase Vista Select New York Intermediate Tax Free Income Fund, and holders of Class B Shares in Chase Vista New York Tax Free Income Fund would receive Class B Shares in Chase Vista Select New York Intermediate Tax Free Income Fund. SHAREHOLDERS RECEIVING CLASS A SHARES WILL NOT PAY A SALES LOAD ON SHARES RECEIVED IN THE REORGANIZATION BUT WILL PAY A LOAD ON ADDITIONAL CLASS A SHARES THEY BUY IN THE FUTURE.

    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current holders of Chase Vista New York Tax Free Income Fund are anticipated to be the same or less following the Reorganization. In addition, Chase has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for at least one year.

                                            CHASE VISTA NEW YORK
                                          TAX FREE INCOME FUND(A)
                                          ------------------------
                                            CLASS A      CLASS B
                                            SHARES       SHARES
                                          -----------  -----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) When You Buy
  Shares, Shown As % Of The Offering
  Price                                       4.50%      None
Maximum Deferred Sales Charge (Load)
  Shown As A Lower Of Original Purchase
  Price Or Redemption Proceeds              None           5.00%
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
Management Fees                               0.30%        0.30%
Distribution (12b-1) Fees                     0.25%        0.75%
Other Expenses                                0.79%        0.79%
Total Annual Fund Operating Expenses          1.34%        1.84%

                                    CHASE VISTA              CHASE VISTA SELECT
                                  SELECT NEW YORK           NEW YORK INTERMEDIATE
                                 INTERMEDIATE TAX           TAX FREE INCOME FUND
                                FREE INCOME FUND(B)             (COMBINED)(C)
                                -------------------  -----------------------------------
                                                     PRO FORMA  PRO FORMA    PRO FORMA
                                                      CLASS A    CLASS B   INSTITUTIONAL
                                      SHARES          SHARES     SHARES    CLASS SHARES
                                -------------------  ---------  ---------  -------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
Maximum Sales Charge (Load)
  When You Buy Shares, Shown
  As % Of The Offering Price        None               4.50%     None        None
Maximum Deferred Sales Charge
  (Load) Shown As A Lower Of
  Original Purchase Price Or
  Redemption Proceeds               None              None        5.00%      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fees                         0.30%          0.30%      0.30%         0.30%
Distribution (12b-1) Fees           None               0.25%      0.75%      None
Other Expenses                          0.48%          0.63%      0.63%         0.47%
Total Annual Fund Operating
  Expenses                              0.78%          1.18%      1.68%         0.77%

(a) The actual Management Fees for Chase Vista New York Tax Free Income Fund are expected to be 0.10%, the actual Distribution Fees for Class A shares are expected to be 0.00%, the actual Other Expenses for Class A and B shares are expected to be 0.65% and 0.79%, respectively, and Total Annual Fund Operating Expenses for Class A and B shares are not expected to exceed 0.75% and 1.64%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

(b) The actual Other Expenses of Chase Vista Select New York Intermediate Tax Free Income Fund, prior to the Reorganization, are expected to be 0.45% and Total Annual Fund Operating Expenses are not expected to exceed 0.75%. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(c) The actual Distribution fees for Class A shares of Chase Vista Select Intermediate New York Tax Free Income Fund, subsequent to the Reorganization, are expected to be 0.00%, the actual Other Expenses for Class A, B and Institutional Class shares are expected to be 0.45%, 0.59% and 0.45%, respectively, and Total Annual Fund Operating Expenses for Class A, B and Institutional Class shares are not expected to exceed 0.75%, 1.64% and 0.75%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of the period;

    - your investment has a 5% return each year; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

    If you sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA NEW YORK TAX FREE
  INCOME FUND
  CLASS A SHARES*               $ 580    $ 855   $ 1,151  $ 1,990
  CLASS B SHARES**              $ 687    $ 879   $ 1,195  $ 2,028***
CHASE VISTA SELECT NEW YORK
  INTERMEDIATE TAX FREE INCOME
  FUND                          $  79    $ 248   $   431  $   960
PRO FORMA CHASE VISTA SELECT
  NEW YORK INTERMEDIATE TAX
  FREE INCOME FUND
  CLASS A SHARES*               $ 565    $ 808   $ 1,070  $ 1,817
  CLASS A SHARES (WITHOUT
    SALES CHARGE)               $ 120    $ 375   $   649  $ 1,432
  CLASS B SHARES**              $ 671    $ 830   $ 1,113  $ 1,854***
  INSTITUTIONAL CLASS SHARES    $  79    $ 246   $   428  $   954

    If you don't sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA NEW YORK TAX FREE
  INCOME FUND
  CLASS B SHARES                $ 187    $ 579    $ 995   $ 2,028***
PRO FORMA CHASE VISTA SELECT
  NEW YORK INTERMEDIATE TAX
  FREE INCOME FUND
  CLASS B SHARES                $ 171    $ 530    $ 913   $ 1,854***

-------------------

  * Assumes sales charge is deducted when shares are purchased. Shareholders who received Class A Shares as a result of the proposed reorganization will not be charged a sales load.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Select New York Intermediate Tax Free Income Fund. Chase Vista Select New York Intermediate Tax Free Income Fund has investment policies and investment restrictions similar to Chase Vista New York Tax Free Income Fund. Therefore, there should be similarities between the risk factors associated with Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Chase Vista Select New York Intermediate Tax Free Income Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Chase Vista Select New York Intermediate Tax Free Income Fund.

    The value of fixed income investments tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

    The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's assets are invested in any one municipality, this risk could increase.

    Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied to a specific stream of revenue.

    Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

    Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

    The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

    The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will be more volatile than a municipal security without one.

    A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

    As a general matter, Chase Vista Tax Free Income Fund is permitted to invest in securities with longer maturities than Chase Vista Select New York Intermediate Tax Free Income Fund and may also invest in lower-rated securities. While these instruments do entail certain risks, they also provide an opportunity to enhance return. As a result, shareholders may receive a lower return on their investment in Chase Vista Select New York Intermediate Tax Free Income than they would receive on an investment in Chase Vista New York Tax Free Income Fund.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that are significantly more than the Fund's original investment.

    The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Chase Vista New York Tax Free Income Fund will be transferred to and assumed by Chase Vista Select New York Intermediate Tax Free Income Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Chase Vista New York Tax Free Income Fund, MFST will issue at the Effective Time of the Reorganization full and fractional (a) Class A Shares of Chase Vista Select New York Intermediate Tax Free Income Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class A Shares of Chase Vista New York Tax Free Income Fund and (b) Class B Shares of Chase Vista Select New York Intermediate Tax Free Income Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class B Shares of Chase Vista New York Tax Free Income Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Chase Vista New York Tax Free Income Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Chase Vista New York Tax Free Income Fund Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of Chase Vista New York Tax Free Income Fund by Chase Vista Select New York Intermediate Tax Free Income Fund, Chase Vista New York Tax Free Income Fund will distribute Chase Vista Select New York Intermediate Tax Free Income Fund Shares received from MFST to Chase Vista New York Tax Free Income Fund Shareholders in liquidation of Chase Vista New York Tax Free Income Fund. Each Chase Vista New York Tax Free Income Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Class A Shares or Class B Shares, as the case may be, with a total net asset value equal to the net asset value of their Chase Vista New York Tax Free Income Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of Chase Vista New York Tax Free Income Fund.

    Because of the differences in the investment policies of Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund, Chase Vista New York Tax Free Income Fund expects to dispose of a portion of its portfolio investments prior to the Reorganization.

    After the Reorganization all of the issued and outstanding shares of Chase Vista New York Tax Free Income Fund Shares will be canceled on the books of Chase Vista New York Tax Free Income Fund and the stock transfer books of Chase Vista New York Tax Free Income Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by Chase Vista New York Tax Free Income Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 19, 2001 or such other date as is agreed to by the parties.

    The expenses of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their fund's shareholders.

BOARD CONSIDERATIONS

    In its consideration and approval of the Reorganization at meetings held on October 24, 2000, the MFT Board considered and discussed the future of Chase Vista New York Tax Free Income Fund and how to best serve Chase Vista New York Tax Free Income Fund Shareholders' interests. The Trustees discussed the size of Chase Vista New York Tax Free Income Fund's investment portfolio (approximately $81 million as of August 31, 2000) and the increasing advantages of reorganizing Chase Vista New York Tax Free Income Fund into Chase Vista Select New York Intermediate Tax Free Income Fund. The Trustees reviewed the Proposal. After discussions, it was decided to pursue the Reorganization with Chase Vista Select New York Intermediate Tax Free Income Fund.

    In considering the Reorganization, the Trustees noted that all Chase Vista Select New York Intermediate Tax Free Income Fund Shareholders wishing to invest in other types of funds would be able to exchange into other Chase Vista funds without being charged a front-end sales charge. In its consideration and approval of the Reorganization, the MFT Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund; the effect of such Reorganization on Chase Vista New York Tax Free Income Fund and its shareholders; the fact that the day-to-day portfolio management would be similar after the Reorganization; the investment advisory services supplied by Chase and its affiliates; the management and other fees payable by Chase Vista Select New York Intermediate Tax Free Income Fund; the similarities and differences in the investment objective and policies of the Funds; the opportunity to combine Chase Vista New York Tax Free Income Fund with Chase Vista Select New York Intermediate Tax Free Income Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; and the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as they believed to be relevant, the MFT Board determined that the proposed Reorganization is in the best interests of Chase Vista New York Tax Free Income Fund and that the interests of Chase Vista New York Tax Free Income Fund Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that the Reorganization Plan be submitted to Chase Vista New York Tax Free Income Fund Shareholders for approval.

    The MFST Board considered the proposed Reorganization from the perspective of Chase Vista Select New York Intermediate Tax Free Income Fund. The MFST Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; and the fact that the Reorganization would constitute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFST Board determined that (i) the proposed Reorganization is in the best interests of the shareholders of Chase Vista Select New York Intermediate Tax Free Income Fund and (ii) the interests of Chase Vista Select New York Intermediate Tax Free Income Fund's Shareholders would not be diluted as a result of the Reorganization.

    After considering the foregoing factors, together with such other information as it believed to be relevant, the MFST Board approved the Reorganization Plan.

             THE MFT BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                  THE PROPOSAL

    The MFT Board has not determined what action Chase Vista New York Tax Free Income Fund will take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFT receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Chase Vista New York Tax Free Income Fund to Chase Vista Select New York Intermediate Tax Free Income Fund in exchange for Chase Vista Select New York Intermediate Tax Free Income Fund Shares and the liquidating distributions to Shareholders of Chase Vista Select New York

Intermediate Tax Free Income Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund will each be considered "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by Chase Vista New York Tax Free Income Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Vista Select New York Intermediate Tax Free Income Fund as a result of such transaction; (iv) no gain or loss will be recognized by Chase Vista New York Tax Free Income Fund Shareholders on the distribution to Chase Vista New York Tax Free Income Fund Shareholders of the Chase Vista Select New York Intermediate Tax Free Income Fund Shares in exchange for their Chase Vista New York Tax Free Income Fund Shares; (v) the aggregate basis of Shares of Chase Vista Select New York Intermediate Tax Free Income Fund received by a Shareholder of Chase Vista New York Tax Free Income Fund will be the same as the aggregate basis of such Chase Vista New York Tax Free Income Fund Shareholder's Chase Vista New York Tax Free Income Fund Shares immediately prior to the Reorganization; (vi) the basis of Chase Vista Select New York Intermediate Tax Free Income Fund in the assets of Chase Vista New York Tax Free Income Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Chase Vista New York Tax Free Income Fund immediately before such transaction; (vii) a Chase Vista New York Tax Free Income Fund Shareholder's holding period for Chase Vista Select New York Intermediate Tax Free Income Fund Shares will be determined by including the period for which each Chase Vista New York Tax Free Income Fund Shareholder held Chase Vista New York Tax Free Income Fund Shares exchanged therefor, provided that the Shareholder held such Shares in Chase Vista New York Tax Free Income Fund Shares as a capital asset; and (viii) Chase Vista Select New York Intermediate Tax Free Income Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Chase Vista New York Tax Free Income Fund.

    MFT has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because Chase Vista New York Tax Free Income Fund will be combined with Chase Vista Select New York Intermediate Tax Free Income Fund in the Reorganization, the total capitalization of Chase Vista Select New York Intermediate Tax Free Income Fund after the Reorganization is expected to be greater than the current capitalization of Chase Vista New York Tax Free Income Fund. The following table sets forth as of August 31, 2000: (i) the capitalization of Chase Vista New York Tax Free Income Fund; (ii) the capitalization of Chase Vista Select New York Intermediate Tax Free Income Fund; and (iii) the pro forma capitalization of Chase Vista Select New York Intermediate Tax Free Income Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each fund. Please note that Chase Vista Select New York Intermediate Tax Free Income Fund currently has one class of shares. In connection with the

Reorganization, this class will be renamed "Institutional Class" and the Class A and Class B share classes will be introduced.

                                        CHASE VISTA      CHASE VISTA SELECT
                                     NEW YORK TAX FREE  NEW YORK INTERMEDIATE   PRO FORMA
                                        INCOME FUND     TAX FREE INCOME FUND     COMBINED
                                     -----------------  ---------------------  ------------
Total Net Assets
  Class A Shares...................     $71,013,244         $         --       $ 71,013,244
  Class B Shares...................      12,445,650                   --         12,445,650
  Institutional Class Shares.......              --          276,578,522        276,578,522
                                        -----------         ------------       ------------
                                        $83,458,894         $276,578,522       $360,037,416
                                        ===========         ============       ============
Shares Outstanding
  Class A Shares...................       6,236,697                   --         10,130,277
  Class B Shares...................       1,095,479                   --          1,775,414
  Institutional Class Shares.......              --           39,467,795         39,467,795
                                        -----------         ------------       ------------
                                          7,332,176           39,467,795         51,373,486
                                        ===========         ============       ============
Net Asset Value Per Share
  Class A Shares...................     $     11.39                   --       $       7.01
  Class B Shares...................     $     11.36                   --       $       7.01
  Institutional Class Shares.......              --         $       7.01       $       7.01

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Vista Select New York Intermediate Tax Free Income Fund. Chase Vista Select New York Intermediate Tax Free Income Fund has similar investment policies as Chase Vista New York Tax Free Income Fund; however certain important differences are described below. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Chase Vista Select New York Intermediate Tax Free Income Fund, which are incorporated herein by reference.

OBJECTIVE

    Each Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes.

MAIN INVESTMENT STRATEGY

    As a fundamental policy, Chase Vista Select New York Intermediate Tax Free Income Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

    - excluded from gross income and exempt from New York State and New York City income taxes

    - excluded from the federal alternative minimum tax on individuals

    New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

    Chase Vista Select New York Intermediate Tax Free Income Fund invests in securities that are rated as investment grade by Moody's Investors
Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities which the advisers believe are of comparable quality. CHASE VISTA NEW YORK TAX FREE INCOME FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN LOWER-RATED HIGH YIELD SECURITIES (JUNK BONDS).

    Chase Vista Select New York Intermediate Tax Free Income Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

    Chase Vista Select New York Intermediate Tax Free Income Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an effort to maximize investment returns while minimizing risk.

    The average dollar-weighted maturity of Chase Vista Select New York Intermediate Tax Free Income Fund's portfolio will be between three and 10 years. THERE IS NO RESTRICTION ON THE MATURITY OF CHASE VISTA NEW YORK TAX FREE INCOME FUND'S PORTFOLIO OR ON ANY INDIVIDUAL SECURITY IN THE PORTFOLIO.

    Under normal market conditions, Chase Vista Select New York Intermediate Tax Free Income Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

    No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

    Chase Vista Select New York Intermediate Tax Free Income Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

    Chase Vista Select New York Intermediate Tax Free Income Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

    Chase Vista Select New York Intermediate Tax Free Income Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

    There may be times when there are not enough securities available to meet Chase Vista Select New York Intermediate Tax Free Income Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

    Chase Vista Select New York Intermediate Tax Free Income Fund may change any of its non-fundamental investment policies without shareholder approval.

INVESTMENT RESTRICTIONS

    Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that
    (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, each Fund may borrow money as authorized by the 1940 Act; and

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as that Fund. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for purchases, redemptions and exchanges of shares of Chase Vista Select New York Intermediate Tax Free Income Fund are similar to those of Chase Vista New York Tax Free Income Fund. Please note that Chase Vista Select New York Intermediate Tax Free Income Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed "Institutional Class" and the Class A and Class B share classes will be introduced. The following discussion reflects the new class structure.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy Class A and Class B Shares of Chase Vista Select New York Intermediate Tax Free Income Fund. There are also ongoing charges that holders of Class A and Class B Shares pay as long as they own their shares, as more fully explained below.

    Shareholders holding Class A Shares of Chase Vista New York Tax Free Income Fund will receive Class A Shares of Chase Vista Select New York Intermediate Tax Free Income Fund in the Reorganization but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future. Shareholders holding Class B Shares of Chase Vista New York Tax Free Income Fund will receive Class B Shares of Chase Vista Select New York Intermediate Tax Free Income Fund in the Reorganization, but the holding period used to determine the applicable sales charges on the Class B Shares received in the Reorganization, as well as to determine the conversion of Class B Shares received in the Reorganization, will be calculated by reference to when such Shareholders acquired their Class B Shares of Chase Vista New York Tax Free Income Fund.

    There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

    Class A Shares have an initial sales charge that is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

    The following chart shows the sales charges for Class A Shares.

                                              TOTAL SALES CHARGE
                                          --------------------------
                                           AS % OF THE     AS % OF
                                          OFFERING PRICE  NET AMOUNT
          AMOUNT OF INVESTMENT              PER SHARE      INVESTED
          --------------------            --------------  ----------
LESS THAN $100,000                               4.50%       4.71%
$100,000 BUT UNDER $250,000                      3.75%       3.90%
$250,000 BUT UNDER $500,000                      2.50%       2.56%
$500,000 BUT UNDER $1 MILLION                    2.00%       2.04%

    There is no sales charge for investments of $1 million or more.

CLASS B SHARES

    Class B Shares have a deferred sales charge that is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

                    DEFERRED
YEAR              SALES CHARGE
----            ----------------

 1                     5%
 2                     4%
 3                     3%
 4                     3%
 5                     2%
 6                     1%
 7                    NONE
 8                    NONE

    We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

12b-1 FEES

    VFD is the distributor for Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund. Chase Vista Select New York Intermediate Tax Free Income Fund will adopt a Rule 12b-1 distribution plan for Class A Shares under which it will pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares and a Rule 12b-1 distribution plan for Class B Shares under which it will pay annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B Shares. Similar 12b-1 distribution plans (with annual distribution fees of up to 0.25% and 0.75%) are currently in effect for Class A Shares and Class B Shares of Chase Vista New York Tax Free Income Fund.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of Chase Vista Select New York Intermediate Tax Free Income Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

BUYING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Fund's shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day the Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price. If a purchaser pays by check for Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Fund has the right to reject any purchase order.

    For Class A Shares and Class B Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Class A Shares or Class B Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Class A Shares and Class B Shares.

SELLING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Shares of the Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, proceeds are sent by electronic transfer or wire for Class A Shares and Class B Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records.

    For Class A Shares and Class B Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Class A and Class B shareholders may contact 1-800-34-VISTA.

    A systematic withdrawal plan is available for Class A and Class B Shares.

EXCHANGING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Fund may be exchanged for shares in certain other Chase Vista Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFST. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND

    For Class A Shares and Class B Shares, Chase Vista Select New York Intermediate Tax Free Income Fund may close an account if the balance falls below $500. Chase Vista Select New York Intermediate Tax Free Income Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. The Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Fund or contact their investment representative or agent. The Fund may modify or cancel the sale of shares by phone without notice.

    MFST will enter into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents will agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A Shares and Class B Shares held by investors serviced by the shareholder servicing agent. MFT HAS SIMILAR AGREEMENTS WITH SHAREHOLDER SERVICING AGENTS. ACCORDINGLY, CHASE VISTA NEW YORK TAX FREE INCOME FUND ALSO PAYS SHAREHOLDER SERVICING FEES OF 0.25%.

    Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

    Chase Vista Select New York Intermediate Tax Free Income Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

    Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

    VFD is the distributor for Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund. Please note that it is intended that VFD will change its name to Chase __________ Fund
Distributors, Inc. in connection with the Reorganization.

                            DISTRIBUTIONS AND TAXES

    Each Fund can earn income and realize capital gain. Each Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    Each Fund declares dividends on a daily basis and distributes any net investment income and tax-exempt interest income at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

    - reinvest all of them in additional Fund shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes but will generally be subject to state and local taxes. However, for each Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds.

    Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Each Fund expects that its distributions will consist primarily of tax-exempt income.

    Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in these Funds. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

           COMPARISON OF CHASE VISTA NEW YORK TAX FREE INCOME FUND'S
          AND CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME
                         FUND'S ORGANIZATION STRUCTURES

    There are no differences in the organizational structure of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF CHASE VISTA NEW YORK TAX FREE INCOME FUND

    Chase Vista New York Tax Free Income Fund is organized as a series of MFT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws (the "MFT Trust Documents") and applicable Massachusetts law. The operations of Chase Vista New York Tax Free Income Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND

    Chase Vista Select New York Intermediate Tax Free Income Fund is organized as a series of MFST, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFST's operations are governed by MFST's Declaration of Trust and By-Laws (the "MFST Trust Documents") and applicable Massachusetts law. The operations of Chase Vista Select New York Intermediate Tax Free Income Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of the Trust Documents, the business of Chase Vista New York Tax Free Income Fund is managed by the Trustees of MFT and the business of Chase Vista Select New York Intermediate Tax Free Income Fund is managed by the Trustees of MFST, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFT and MFST are identical.

    Information concerning the current Trustees of the MFT Board and the MFST Board is set forth later in this document.

SHARES OF FUNDS

    Each of MFT and MFST is a trust with an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of a trust, and may issue multiple classes of shares. Each share of a portfolio or class of a trust represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of either MFT or MFST participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFT or MFST that are not attributable to a specific portfolio or class will be allocated to all the portfolios of that trust in a manner believed by its management to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of Trustees and independent accountants. Neither MFT nor MFST is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFT or MFST.

SHAREHOLDER VOTING RIGHTS

    A vacancy in the Board of either MFT or MFST resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of that trust at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of that trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFT or MFST could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFT and MFST disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. The Declaration of Trust of each of MFT and MFST also provides that the trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFT and MFST, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFT and MFST, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of each of MFT and MFST are available without charge upon written request to that trust.

                 INFORMATION RELATING TO THE ADVISORY CONTRACTS

GENERAL INFORMATION

    As noted above, Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund are both managed by Chase pursuant to the Advisory Agreements. Under an Advisory Agreement, Chase has delegated most of its responsibilities with respect to each Fund to CFAM pursuant to Subadvisory Agreements between Chase and CFAM. As a result, CFAM is responsible for most of the day-to-day management functions for each Fund. The two Funds are managed by overlapping portfolio management teams. After the Reorganization, the portfolio manager for Chase Vista New York Tax Free Income Fund will continue to actively participate in the day-to-day investment decisions for your portfolio as co-portfolio manager of Chase Vista Select New York Intermediate Tax Free Income Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund.

DESCRIPTION OF CHASE

    Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of June 30, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $250 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017. On September 13, 2000, CMC and J.P. Morgan & Co. Incorporated announced that they have agreed to merge. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities.

    Under each Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Funds. Chase's responsibilities under each Advisory Agreement including supervising the Funds' investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Funds' investments and complying with regulatory reporting requirements. Chase delegates certain of these responsibilities with respect to Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund to CFAM. Under each Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of the Funds.

   EXPENSES AND ADVISORY FEES. Each Advisory Agreement provides that each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund, as the case may be, will pay Chase a monthly advisory fee based upon the average daily net assets of such Fund. The annual rate of the advisory fee is 0.30% for Chase Vista New York Tax Free Income Fund and 0.30% for Chase Vista Select New York Intermediate Tax Free Income Fund. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields.

    Under each Advisory Agreement, except as indicated above, each Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    For the fiscal year ended August 31, 2000, Chase accrued management fees and management fee waivers of approximately $270,000 and $145,000, respectively, for Chase Vista New York Tax Free Income Fund. For the fiscal year ended August 31, 2000, Chase accrued management fees and management fee waivers of approximately $854,000 and $174,000, respectively, for Chase Vista Select New York Intermediate Tax Free Income Fund.

   SUBCONTRACTING. Chase is authorized by each Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by the Trusts or the relevant Fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

   LIMITATION ON LIABILITY. Each Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFT, MFST or either Fund, as the case may be, in connection with the performance of that Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFT, MFST or either Fund, as the case may be, or a Fund for the acts of any sub-adviser as it is for its own acts.

   DURATION AND TERMINATION. Each Advisory Agreement continues in effect from year to year with respect to Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund, as the case may be, only so long as such continuation is approved at least annually by (i) the Board of Trustees of either MFT or MFST, as the case may be, or the majority vote of the outstanding voting securities of such Fund, and (ii) a majority of those Trustees who are neither parties to that Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Advisory Agreement is terminable at any time as to either Fund without penalty by either the MFT or MFST Board, as the case may be, or by vote of the majority vote of such Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFT or MFST, as the case may be.

DESCRIPTION OF CFAM

    CFAM is a wholly-owned subsidiary of Chase. CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

DESCRIPTION OF THE SUBADVISORY AGREEMENT

    Pursuant to each Subadvisory Agreement, Chase delegates to CFAM portfolio management duties. With respect to the day-to-day management of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund, CFAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CFAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund under applicable laws and are under the common control of Chase; PROVIDED that (i) all persons, when providing services under each Subadvisory Agreement, are functioning as part of an organized group of persons, and
(ii) such organized group of persons is managed at all times by authorized officers of CFAM.

    Chase and CFAM bear all expenses in connection with the performance of their respective services under each Subadvisory Agreement.

    As investment adviser, Chase oversees the management of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund under each Subadvisory Agreement, and, subject to the general supervision of the MFT Board or the MFST Board, as the case may be, makes recommendations and provides guidelines to CFAM based on general economic trends and macroeconomic factors. Among the recommendations that may be provided by Chase to CFAM are guidelines and benchmarks against which such Fund would be managed. From the fee paid by Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund under the Advisory Agreement to Chase, Chase bears responsibility for payment of subadvisory fees to CFAM. Therefore, neither Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund bears any increase in advisory fee rates resulting from its Subadvisory Agreement. Each Subadvisory Agreement provides that CFAM is entitled to receive from Chase, out of its advisory fee, a monthly management fee as disclosed below under "Subadvisory Fee."

   DURATION AND TERMINATION. Each Subadvisory Agreement will continue for successive one-year periods, provided that such continuation is specifically approved at least annually (i) by the MFT Board or the MFST Board, as the case may be, or by a majority of the outstanding voting securities of the relevant Fund and, in each case, (ii) by a majority of the Trustees who are not interested persons of the Fund, Chase or CFAM, by vote cast in person at a meeting called for such purposes. Each Subadvisory Agreement is terminable at any time, without penalty, by vote of the MFT Board or the MFST Board, as the case may be, by Chase by the majority of the outstanding voting securities of Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund, as the case may be, or by CFAM upon 60 days' written notice. The Subadvisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

   SUBADVISORY FEE. As compensation for its services, CFAM receives a fee from Chase. The fee is at the annual rate of 0.15% of the average daily net assets of each Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the 0.15% annual subadvisory fee percentage rate and multiplying this product by the value of the net assets of Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund, as the case may be, at the close of business on the previous business day of MFT or MFST.

    For the fiscal year ended August 31, 2000, Chase paid subadvisory fees to CFAM of approximately $427,000 and $125,000 with respect to Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista New York Tax Free Income Fund, respectively. THESE FEES WERE PAID BY CHASE OUT OF THE ADVISORY FEE IT RECEIVED FOR EACH OF CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND AND CHASE VISTA NEW YORK TAX FREE INCOME FUND AND WERE NOT ADDITIONAL CHARGES TO THE FUNDS.

PORTFOLIO MANAGER

    Pamela Hunter, Managing Director and Head of Tax Exempt Investments at Chase, is responsible for the day-to-day management of Chase Vista New York Tax Free Income Fund. Ms. Hunter and Richard Taormina, Municipal Portfolio Manager and Analyst at Chase, are responsible for the day-to-day management of Chase Vista Select New York Intermediate Tax Free Income Fund. Mr. Taormina joined Chase in 1997. Before joining Chase, he was a Senior Municipal Bond Trader at the Vanguard Group of Investment Companies, beginning in 1990.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Chase, as the investment adviser to both Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund, has responsibilities with respect to each Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of either the MFT or MFST Board, as the case may be. In addition, the Subadvisory Agreements with CFAM currently provide that CFAM's responsibilities with respect to portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the Advisory Agreements. Accordingly, the description below of Chase's responsibilities under each Advisory Agreement would also apply to the subadviser's responsibilities under each Subadvisory Agreement.

    Under each Advisory Agreement, Chase, subject to the general supervision of the applicable Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for each of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund with brokers and dealers selected by Chase. These brokers and dealers may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and that trust's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for a Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFT Board or the MFST Board, as the case may be, regarding overall commissions paid by a Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFT's or MFST's registration statement, as the case may be, and such Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFT or any of its portfolios, including Chase Vista New York Tax Free Income Fund and MFST or any of its portfolios, including Chase Vista Select New York Intermediate Tax Free Income Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                               BOARD OF TRUSTEES

    The Trustees for MFT and MFST are identical. Set forth below are the current members of the MFT Board and MFST Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of the Trust. Chairman and Chief
                           Executive Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Age: 67. Address: 202 June Road, Stamford, CT
                           06903.

*H. Richard Vartabedian    Trustee and President of the Trust. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan Bank,
                           N.A., 1980 through 1991. Age: 64.
                           Address: P.O. Box 296, Beach Road, Hendrick's
                           Head, Southport, ME 04576.

William J. Armstrong       Trustee. Retired; formerly Vice President and
                           Treasurer, Ingersoll-Rand Company. Age: 58.
                           Address: 287 Hampshire Ridge, Park Ridge, NJ
                           07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture--State of
                           Connecticut, 1992-1995. Age: 70. Address: 322
                           Main Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Jenel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road,
                           Cos Cob, CT 06807.

Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1989.
                           He had been employed by Chase in numerous
                           capacities and offices from 1954 through 1989.
                           Director of Blessings Corporation, Jefferson
                           Insurance Company of New York, Monticello
                           Insurance Company and National. Age: 68.
                           Address: 257 Plantation Circle South, Ponte Vedra
                           Beach, FL 32082.

*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. Age: 47. Address: Chase Mutual Funds Corp.,
                           1211 Avenue of the Americas, 41st Floor, New York,
                           New York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72.
                           Address: 624 East 45th Street, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of North America Life
                           Assurance Co., Petroleum & Resources Corp. and The
                           Adams Express Co.; Director and Chairman of The
                           Hanover Funds, Inc.; Director, Chairman and
                           President of The Hanover Investment Funds, Inc.
                           Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address: 2025
                           Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of either Trust solely by reason of being an officer of either Trust.

    The executive officers of MFT and MFST are identical. Set forth below as to each executive officer of MFT and MFST is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary. Vice
                            President, Administration Services, BISYS
                            Fund Services, Inc.; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus, OH
                            43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund
                            Services, Inc.; formerly Counsel to Moore
                            Capital Management and General Counsel to
                            Global Asset Management and Northstar
                            Investments Management. Address: 90 Park
                            Avenue, New York, NY 10016.

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co.
                            Address: 1211 Avenue of the Americas,
                            41st Floor, New York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services, Inc.;
                            formerly Supervisor, Blue Sky Department,
                            Alliance Capital Management L.P.
                            Address: 3435 Stelzer Road, Columbus, OH
                            43219.

    The Trustees and officers of MFT and MFST appearing in the tables above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Investment Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFT and MFST, are referred to as the "Chase Vista Funds").

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to Chase or CFAM, is payable by either MFT or MFST to any of its officers or Trustees who are affiliated with Chase or CFAM (or any of their affiliates). Those Trustees who are not affiliated with Chase or its affiliates will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings. Chase, CFAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CFAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFT Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFT's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFT may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFT to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Chase Vista New York Tax Free Income Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only Chase Vista New York Tax Free Income Fund Shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted [____________] Chase Vista New York Tax Free Income Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

    The presence in person or by proxy of Shareholders that own a majority of the outstanding Chase Vista New York Tax Free Income Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or Chase Vista New York Tax Free Income Fund Shareholders determine to adjourn the Meeting for any other reason, Chase Vista New York Tax Free Income Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Chase Vista New York Tax Free Income Fund Shareholders holding a majority of Chase Vista New York Tax Free Income Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Chase Vista New York Tax Free Income Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Chase Vista New York Tax Free Income Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Chase Vista New York Tax Free Income Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Chase Vista New York Tax Free Income Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Chase Vista New York Tax Free Income Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. Chase Vista New York Tax Free Income Fund Shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A proxy granted by any Chase Vista New York Tax Free Income Fund Shareholder may be revoked by such Chase Vista New York Tax Free Income Fund Shareholder at any time prior to its use by written notice to MFT, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund (or shareholders of either fund), will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFT by personal interview, by telephone or by telegraph without additional remuneration thereof. Professional solicitors may also be retained.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of Chase Vista New York Tax Free Income Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista New York Tax Free Income Fund Shares. In tallying Chase Vista New York Tax Free Income Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the Record Date, the Trustees and officers of Chase Vista New York Tax Free Income Fund as a group owned less than 1% of the outstanding shares of Chase Vista New York Tax Free Income Fund. On the Record Date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of any class or series of shares of Chase Vista New York Tax Free Income Fund and the percentage of any class or series of shares of Chase Vista Select New York Intermediate Tax Free Income Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at November 10, 2000 are as follows:

                                                                                              PERCENTAGE OF CLASS OF
                                                                    PERCENTAGE OF CHASE       SHARES OF CHASE VISTA
CHASE VISTA                                                         VISTA NEW YORK TAX           SELECT NEW YORK
NEW YORK TAX                                       AMOUNT OF         FREE INCOME FUND         INTERMEDIATE TAX FREE
FREE INCOME                                          SHARES           SHARES OWNED ON           INCOME FUND OWNED
    FUND             NAME AND ADDRESS                OWNED              RECORD DATE             UPON CONSUMMATION
------------  ------------------------------       ----------       -------------------       ----------------------

    At November 10, 2000 the Trustees and officers of MFST as a group owned less than 1% of the outstanding shares of Chase Vista Select New York Intermediate Tax Free Income Fund.

    At November 10, 2000 the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Chase Vista Select New York Intermediate Tax Free Income Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at November 10, 2000 were as follows:

  CHASE VISTA
SELECT NEW YORK                                  CLASS AND       PERCENTAGE OF       PERCENTAGE OF       PERCENTAGE OF
 INTERMEDIATE                                     AMOUNT          CLASS OWNED         FUND SHARES         CLASS OWNED
   TAX FREE                                      OF SHARES         ON RECORD           OWNED ON               UPON
  INCOME FUND        NAME AND ADDRESS              OWNED             DATE             RECORD DATE         CONSUMMATION
---------------  -------------------------       ---------       -------------       -------------       --------------

                        ADDITIONAL INFORMATION ABOUT MFT

    Information about Chase Vista New York Tax Free Income Fund is included in the Prospectus dated December 29, 1999, which is incorporated by reference and enclosed herein. Additional information about Chase Vista New York Tax Free Income Fund is also included in MFT's Statement of Additional Information dated December 29, 1999 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-34-VISTA. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT MFST

    Information about Chase Vista Select New York Intermediate Tax Free Income Fund is included in the Prospectus dated December 29, 1999, which is incorporated by reference and enclosed herein. Additional information about Chase Vista Select New York Intermediate Tax Free Income Fund is also included in MFST's Statement of Additional Information dated December 29, 1999, which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-34-VISTA. MFST is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and

Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial statements and financial highlights and notes thereto of Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund for the fiscal year ended August 31, 2000 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements and financial highlights for Chase Vista New York Tax Free Income Fund and Chase Vista Select New York Intermediate Tax Free Income Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFT Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFT Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFT nor MFST is involved in any litigation that would have any material adverse effect upon either Chase Vista New York Tax Free Income Fund or Chase Vista Select New York Intermediate Tax Free Income Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFT in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-34-VISTA.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 31st day of October, 2000 by and between Mutual Fund Trust (the "Transferor Trust"), a Massachusetts business trust, on behalf of Chase Vista New York Tax Free Income Fund (the "Transferor Portfolio") and Mutual Fund Select Trust (the "Acquiring Trust") and Chase Vista Select New York Intermediate Tax Free Income Fund (the "Acquiring Portfolio").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.001 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of Class A share classes in exchange for Class A Shares of the Transferor Portfolio and the Class B share class in exchange for Class B Shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 19, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Class A shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class A shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class A shares by the net asset value per share of the Class A shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class B shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class B shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class B shares by the net asset value per share of the Class B shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the

Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 39,467,795 shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended August 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to August 31, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since August 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including August 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 6,236,697 Class A shares and 1,095,479 Class B Shares, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended August 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to August 31, 2000, or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since August 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including August 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in
Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since
August 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor

Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since August 31, 2000.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust.

    (e) TERMINATION BY THE TRANSFEROR TRUST. This Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (f) TERMINATION BY THE ACQUIRING TRUST. This Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (g) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

 9. EXPENSES

    The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio) or the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name "Mutual Fund Trust" is the designation of its Trustees under a Declaration of Trust dated February 1, 1994, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as neither the Transferor Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

(f) The name "Mutual Fund Select Trust" is the designation of its Trustees under a Declaration of Trust dated October 1, 1996, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as neither the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MUTUAL FUND TRUST

                                          on behalf of Chase Vista New York Tax
                                          Free Income Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

                                          MUTUAL FUND SELECT TRUST

                                          on behalf of Chase Vista Select New
                                          York Intermediate Tax Free Income Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By: ________________________________________
    Name:
    Title:

                                     [LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                (SPECIAL MEETING OF SHAREHOLDERS
                                                                              OF
                                                   CHASE VISTA NEW YORK TAX FREE
                                                                          INCOME
                                                   FUND, A SERIES OF MUTUAL FUND
                                                                          TRUST)

                   CHASE VISTA NEW YORK TAX FREE INCOME FUND,
                         A SERIES OF MUTUAL FUND TRUST

          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036
                                 (800) 34-VISTA

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND,
                      A SERIES OF MUTUAL FUND SELECT TRUST

          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036
                                 (800) 62-CHASE

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated [December 1,] 2000 for the Special Meeting of Shareholders of Chase Vista New York Tax Free Income Fund ("Chase Vista New York Tax Free Income Fund"), a series of Mutual Fund Trust ("MFT"), to be held on January 26, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling Chase Vista New York Tax Free Income Fund at 1-800-34-VISTA.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

    Further information about Chase Vista Select New York Intermediate Tax Free Income Fund is contained in MFST's Statement of Additional Information dated December 29, 1999 which is incorporated herein by reference.

    The date of this Statement of Additional Information is [December 1,] 2000.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General Information...............................    3
Financial Statements..............................    4
Pro Forma Financial Statements....................    5

                              GENERAL INFORMATION

    The Shareholders of Chase Vista New York Tax Free Income Fund are being asked to consider and vote on one proposal.

    With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of October 31, 2000 by and between MFT, on behalf of Chase Vista New York Tax Free Income Fund, and MFST, on behalf of Chase Vista Select New York Intermediate Tax Free Income Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of Chase Vista New York Tax Free Income Fund to Chase Vista Select New York Intermediate Tax Free Income Fund in exchange for shares issued by MFST in Chase Vista Select New York Intermediate Tax Free Income Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of Chase Vista New York Tax Free Income Fund that are outstanding immediately before the Effective Time of the Reorganization.

    Following the exchange, Chase Vista New York Tax Free Income Fund will make a liquidating distribution of Chase Vista Select New York Intermediate Tax Free Income Fund shares to its Shareholders, so that (a) a holder of Class A Shares in Chase Vista New York Tax Free Income Fund will receive Class A Shares of Chase Vista Select New York Intermediate Tax Free Income Fund and (b) a holder of Class B shares in Chase Vista New York Tax Free Income Fund will receive Class B Shares of Chase Vista Select New York Intermediate Tax Free Income Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

    A Special Meeting of Shareholders of Chase Vista New York Tax Free Income Fund to consider the proposals and the related transaction will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

    The audited financial statements and notes thereto of Chase Vista New York Tax Free Income Fund contained in its Annual Report to Shareholders dated
August 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements and notes thereto of Chase Vista Select New York Intermediate Tax Free Income Fund contained in its Annual Report to Shareholders dated August 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in each of Chase Vista New York Tax Free Income Fund's and Chase Vista Select New York Intermediate Tax Free Income Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Annual Reports are incorporated herein by reference. The financial statements and notes thereto for Chase Vista New York Tax Free Income Fund for the fiscal year ended August 31, 2000 and for Chase Vista Select New York Intermediate Tax Free Income Fund for the fiscal year ended August 31, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                          AUGUST 31, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
LONG-TERM MUNICIPAL SECURITIES--97.4%
NEW YORK--83.4%
Albany County, New York,
  Airport Authority,
  Rev., 5.30%, 12/15/15        $2,000                     $2,000       $  1,979                   $  1,979
Allegany County, New
  York, IDA, Civic
  Facility, Alfred
  University, Rev.,
  5.25%, 08/01/11               1,120                      1,120          1,154                      1,154
Amherst, New York, IDA,
  Civic Facility, Faculty
  Student Housing,
  Ser. B, Rev., 5.75%,
  08/01/15                      1,290                      1,290          1,361                      1,361
Arkport, New York,
  Central School
  District, GO, 5.20%,
  06/15/09                        250                        250            259                        259
Arkport, New York,
  Central School
  District, GO, 5.20%,
  06/15/10                        350                        350            361                        361
Barker, New York, Central
  School District, GO,
  5.13%, 06/01/04                 645                        645            660                        660
Barker, New York, Central
  School District, GO,
  5.15%, 06/01/06               1,000                      1,000          1,031                      1,031
Battery Park City
  Authority, New York,
  Ser. A, Rev., 5.50%,
  11/01/26                      2,000                      2,000          1,970                      1,970
Beacon, New York, City
  School District, GO,
  5.50%, 07/15/11               1,040                      1,040          1,100                      1,100
Brentwood, New York,
  Union Free School
  District, GO, 5.63%,
  06/15/11                        250                        250            266                        266
Brentwood, New York,
  Union Free School
  District, GO, 5.63%,
  06/15/12                        100                        100            106                        106
Brentwood, New York,
  Union Free School
  District, GO, 5.63%,
  06/15/13                        650                        650            684                        684
Burnt Hills-Ballston
  Lake, New York, Central
  School District, GO,
  5.40%, 07/15/16                 590                        590            598                        598
Burnt Hills-Ballston
  Lake, New York, Central
  School District, GO,
  5.50%, 07/15/17                 305                        305            310                        310
Burnt Hills-Ballston
  Lake, New York, Central
  School District, GO,
  5.50%, 07/15/18                 375                        375            380                        380
Chenango Forks, New York,
  Central School
  District, GO, 5.63%,
  06/15/11                        250                        250            266                        266
Chenango Forks, New York,
  Central School
  District, GO, 5.70%,
  06/15/12                        850                        850            904                        904
Cleveland Hill, New York,
  Union Free School
  District, Cheektowaga,
  GO, 5.50%, 10/15/13           1,655                      1,655          1,724                      1,724
Cleveland Hill, New York,
  Union Free School
  District, Cheektowaga,
  GO, 5.50%, 10/15/14           1,730                      1,730          1,790                      1,790
Colonie, New York, Public
  Improvement, Ser. B,
  GO, 5.20%, 04/01/04             175                        175            179                        179
Colonie, New York, Public
  Improvement, Ser. B,
  GO, 5.20%, 04/01/05             375                        375            386                        386
East Meadow, New York,
  Fire District, GO,
  5.30%, 04/01/04                 225                        225            231                        231
East Meadow, New York,
  Fire District, GO,
  5.30%, 04/01/05                 250                        250            258                        258
East Meadow, New York,
  Fire District, GO,
  5.30%, 04/01/06                 250                        250            259                        259
Erie County, New York,
  Public Improvement, GO,
  6.00%, 01/15/05                 885                        885            920                        920

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
Erie County, New York,
  Ser. B, GO, 6.00%,
  03/15/06                     $  855                     $  855       $    890                   $    890
Erie County, New York,
  Water Authority,
  Improvement &
  Extension, Rev., 5.75%,
  12/01/08                      1,845                      1,845          1,926                      1,926
Lindenhurst, New York,
  Union Free School
  District, GO, 5.25%,
  07/15/12                      1,070                      1,070          1,099                      1,099
Lindenhurst, New York,
  Union Free School
  District, GO, 5.25%,
  07/15/16                      1,295                      1,295          1,302                      1,302
Lindenhurst, New York,
  Union Free School
  District, GO, 5.25%,
  07/15/17                      1,460                      1,460          1,460                      1,460
Long Island Power
  Authority, New York,
  Electric Systems,
  Ser. A, Rev., 5.50%,
  12/01/11                      5,000                      5,000          5,283                      5,283
Longwood Central School
  District at Middle
  Island, New York, GO,
  4.80%, 06/15/11                 405                        405            404                        404
Longwood Central School
  District at Middle
  Island, New York, GO,
  4.80%, 06/15/13               1,315                      1,315          1,283                      1,283
Mahopac, New York,
  Central School
  District, Ser. B, GO,
  5.60%, 06/15/14                 525                        525            551                        551
Mahopac, New York,
  Central School
  District, Ser. B, GO,
  5.60%, 06/15/15                 815                        815            850                        850
Massapequa, New York,
  Union Free School
  District, Ser. A, GO,
  5.38%, 06/15/09               1,090                      1,090          1,145                      1,145
Massapequa, New York,
  Union Free School
  District, Ser. A, GO,
  5.38%, 06/15/12               2,180                      2,180          2,268                      2,268
Massapequa, New York,
  Union Free School
  District, Ser. A, GO,
  5.40%, 06/15/13               2,485                      2,485          2,570                      2,570
Massapequa, New York,
  Union Free School
  District, Ser. A, GO,
  5.70%, 06/15/16               3,135                      3,135          3,268                      3,268
Metropolitan
  Transportation
  Authority, New York,
  Commuter Facilities,
  Ser. B, Rev., 6.10%,
  07/01/09                        500                        500            548                        548
Metropolitan
  Transportation
  Authority, New York,
  Dedicated Tax Fund,
  Ser. A, Rev., 5.50%,
  04/01/16                      2,000                      2,000          2,031                      2,031
Metropolitan
  Transportation
  Authority, New York,
  Transportation
  Facilities, Ser. C,
  Rev., 4.75%, 07/01/16           250                        250            233                        233
Metropolitan
  Transportation
  Authority, New York,
  Transportation
  Facilities, Ser. C,
  Rev., 5.25%, 07/01/16           510                        510            529                        529
Monroe County, New York,
  IDA, Public
  Improvement, Canal
  Ponds Park, Ser. A,
  Rev., 7.00%, 06/15/13                       $  550         550                       $   580         580
Monroe County, New York,
  Public Improvement, GO,
  4.50%, 06/01/09               2,150                      2,150          2,122                      2,122
Monroe County, New York,
  Public Improvement, GO,
  4.50%, 06/01/10               1,150                      1,150          1,127                      1,127
Monroe County, New York,
  Public Improvement, GO,
  6.00%, 03/01/01                 100                        100            101                        101
Monroe County, New York,
  Public Improvement, GO,
  6.00%, 03/01/12               1,230                      1,230          1,351                      1,351
Monroe County, New York,
  Public Improvement, GO,
  6.00%, 03/01/14               1,000                      1,000          1,090                      1,090

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
Monroe County, New York,
  Public Improvement, GO,
  6.00%, 03/01/18              $1,000                     $1,000       $  1,084                   $  1,084
Monroe County, New York,
  Public Improvement, GO,
  6.00%, 03/01/19               1,000                      1,000          1,084                      1,084
Monticello, New York,
  Central School
  District, GO, 5.63%,
  06/15/06                      1,020                      1,020          1,078                      1,078
Municipal Assistance
  Corp. for New York
  City, Ser. E, Rev.,
  6.00%, 07/01/05               2,400                      2,400          2,559                      2,559
Municipal Assistance
  Corp. for New York
  City, Ser. E, Rev.,
  6.00%, 07/01/06               6,740                      6,740          7,246                      7,246
Municipal Assistance
  Corp. for New York
  City, Ser. G, Rev.,
  6.00%, 07/01/08               6,500                      6,500          7,070                      7,070
Nassau County, New York,
  General Improvement,
  Ser. Q, GO, 5.20%,
  08/01/12                      2,000                      2,000          2,037                      2,037
Nassau County, New York,
  General Improvement,
  Ser. R, GO, 5.13%,
  11/01/03                      1,800                      1,800          1,838                      1,838
Nassau County, New York,
  IDA, Civic Facilities,
  Hofstra University
  Project, Rev., 5.00%,
  07/01/03                      2,010                      2,010          2,044                      2,044
Nassau County, New York,
  IDA, Civic Facilities,
  Hofstra University
  Project, Rev., 5.00%,
  07/01/06                      1,705                      1,705          1,748                      1,748
Nassau County, New York,
  IDA, Civic Facilities,
  Hofstra University
  Project, Rev., 5.25%,
  07/01/09                      4,740                      4,740          4,926                      4,926
Nassau County, New York,
  Ser. E, GO, 7.00%,
  03/01/04                                    $1,000       1,000                       $ 1,063       1,063
New York City, New York,
  IDA, Civic Facility,
  Mt. St. Vincent
  College, Rev., @,
  7.00%, 05/01/08                                450         450                           481         481
New York City, New York,
  IDA, Civic Facility,
  New School for Social
  Research, Ser. A,
  Rev., 5.75%, 09/01/15         1,000                      1,000          1,033                      1,033
New York City, New York,
  IDA, Civic Facility,
  New York Blood Center
  Inc. Project, Rev., ~,
  7.20%, 05/01/04                              1,430       1,430                         1,561       1,561
New York City, New York,
  IDA, Civic Facility,
  YMCA Greater New York
  Project, Rev., 5.80%,
  08/01/16                                     1,500       1,500                         1,515       1,515
New York City, New York,
  IDA, IDR, Brooklyn Navy
  Yard Cogen Partners
  Project, Rev., 6.20%,
  10/01/22                                     3,010       3,010                         3,016       3,016
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. A,
  Rev., 5.75%, 06/15/31                        3,000       3,000                         3,041       3,041
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. A,
  Rev.,~, 6.00%, 06/15/05       3,625                      3,625          3,904                      3,904
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. A,
  Rev., ~, 7.00%,
  06/15/01                        595            130         725            613            134         747
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. A,
  Rev., 7.00%, 06/15/09           405            605       1,010            417            623       1,040

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. B,
  Rev., 5.50%, 06/15/27        $2,000                     $2,000       $  1,968                   $  1,968
New York City, New York,
  Ser. A, GO, 5.88%,
  08/01/03                      2,000                      2,000          2,073                      2,073
New York City, New York,
  Ser. A, GO, 6.10%,
  08/01/02                        500                        500            515                        515
New York City, New York,
  Ser. A, GO, 6.25%,
  08/01/03                      1,000                      1,000          1,045                      1,045
New York City, New York,
  Ser. A, GO, ~, 6.38%,
  08/01/02                        475                        475            500                        500
New York City, New York,
  Ser. A, GO, 6.38%,
  08/01/05                      1,025                      1,025          1,071                      1,071
New York City, New York,
  Ser. A, GO, ~, 7.75%,
  08/15/01                      1,000                      1,000          1,047                      1,047
New York City, New York,
  Ser. D, GO, ~, 7.65%,
  02/01/02                         30                         30             32                         32
New York City, New York,
  Ser. D, GO, 7.65%,
  02/01/06                         30                         30             32                         32
New York City, New York,
  Ser. E, GO, 6.00%,
  08/01/07                      2,500                      2,500          2,708                      2,708
New York City, New York,
  Ser. F, GO, ~, 8.25%,
  11/15/01                      1,000                      1,000          1,061                      1,061
New York City, New York,
  Ser. F, GO, 8.25%,
  11/15/02                        240         $  160         400            254        $   169         423
New York City, New York,
  Ser. G, GO, 5.75%,
  11/15/15                      2,000                      2,000          2,074                      2,074
New York City, New York,
  Ser. H, GO, ~, 6.88%,
  02/01/02                        925                        925            958                        958
New York City, New York,
  Ser. H, GO, 6.88%,
  02/01/02                         75                         75             77                         77
New York City, New York,
  Ser. H, GO, ~, 7.00%,
  02/01/02                         40                         40             42                         42
New York City, New York,
  Ser. H, GO, 7.00%,
  02/01/06                        460                        460            484                        484
New York City, New York,
  Ser. H, GO, ~, 7.10%,
  02/01/02                         25                         25             26                         26
New York City, New York,
  Ser. H, GO, 7.10%,
  02/01/12                        975                        975          1,026                      1,026
New York City, New York,
  Ser. H, Sub. Ser. H-1,
  GO, 5.50%, 08/01/01           4,580                      4,580          4,628                      4,628
New York City, New York,
  Transit Authority,
  Metropolitan
  Transportation
  Authority, Triborough,
  Ser. A, COP, 5.63%,
  01/01/12                      1,000                      1,000          1,058                      1,058
New York City, New York,
  Trust Cultural
  Resources, Museum of
  Modern Art, Ser. A,
  Rev., 5.40%, 01/01/12         1,650                      1,650          1,677                      1,677
New York Convention
  Center, Operating
  Corp., Yale Building
  Acquisition Project,
  COP, 6.50%, 12/01/04                         1,000       1,000                         1,013       1,013
New York State, Dorm
  Authority, City
  University System, 3rd
  General Reserve, Ser.
  1, Rev., 5.25%,
  07/01/08                      1,000                      1,000          1,033                      1,033

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
New York State, Dorm
  Authority, City
  University System, 3rd
  General Reserve, Ser.
  2, Rev., 5.00%,
  07/01/17                                    $3,000      $3,000                       $ 2,805    $  2,805
New York State, Dorm
  Authority, City
  University System, 3rd
  General Reserve, Ser.
  2, Rev., 5.00%,
  07/01/18                                     3,000       3,000                         2,860       2,860
New York State, Dorm
  Authority, City
  University System, 3rd
  General Reserve, Ser.
  2, Rev., 5.38%,
  07/01/13                     $2,500                      2,500       $  2,566                      2,566
New York State, Dorm
  Authority, City
  University System,
  Ser. A, Rev., 5.75%,
  07/01/13                                     3,565       3,565                         3,823       3,823
New York State, Dorm
  Authority, City
  University System,
  Ser. B, Rev., 5.75%,
  07/01/07                      2,000                      2,000          2,131                      2,131
New York State, Dorm
  Authority, City
  University System, Ser.
  D, Rev., 5.75%,
  07/01/06                      1,545                      1,545          1,639                      1,639
New York State, Dorm
  Authority, City
  University System, Ser.
  D, Rev., 7.00%,
  07/01/09                      5,590                      5,590          6,245                      6,245
New York State, Dorm
  Authority, Long Island
  University, Rev.,
  5.00%, 09/01/12                 470                        470            470                        470
New York State, Dorm
  Authority, Long Island
  University, Rev.,
  5.13%, 09/01/10               1,020                      1,020          1,045                      1,045
New York State, Dorm
  Authority, Long Island
  University, Rev.,
  5.25%, 09/01/11               1,000                      1,000          1,028                      1,028
New York State, Dorm
  Authority, Memorial
  Sloan Kettering Cancer
  Center, Ser. C, Rev.,
  5.50%, 07/01/09               1,000                      1,000          1,053                      1,053
New York State, Dorm
  Authority, Mental
  Health Services,
  Facilities Improvement,
  Ser. B, Rev., 5.50%,
  02/15/12                      1,215                      1,215          1,268                      1,268
New York State, Dorm
  Authority, Mental
  Health Services,
  Facilities Improvement,
  Ser. B, Rev., 5.60%,
  08/15/13                      1,665                      1,665          1,739                      1,739
New York State, Dorm
  Authority, New York
  University, Rev.,
  6.38%, 07/01/07               2,750                      2,750          2,846                      2,846
New York State, Dorm
  Authority, New York
  University, Ser. A,
  Rev., 5.75%, 07/01/09         2,000                      2,000          2,149                      2,149
New York State, Dorm
  Authority, New York
  University, Ser. A,
  Rev., 5.75%, 07/01/15         1,000                      1,000          1,059                      1,059
New York State, Dorm
  Authority, New York
  University, Ser. A,
  Rev., 5.75%, 07/01/16                        3,500       3,500                         3,694       3,694
New York State, Dorm
  Authority, Niagara
  Nursing Home, Rev.,
  5.60%, 08/01/37                              2,400       2,400                         2,375       2,375
New York State, Dorm
  Authority, Rockefeller
  University, Rev.,
  5.00%, 07/01/12               2,015                      2,015          2,041                      2,041
New York State, Dorm
  Authority, Rockefeller
  University, Rev.,
  5.00%, 07/01/28               1,400                      1,400          1,298                      1,298
New York State, Dorm
  Authority, Special Act,
  School Districts
  Program, Rev., 5.30%,
  07/01/11                      1,305                      1,305          1,353                      1,353

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
New York State, Dorm
  Authority, State
  Service Contract,
  Albany County, Rev.,
  5.25%, 04/01/12              $2,065                     $2,065       $  2,074                   $  2,074
New York State, Dorm
  Authority, State
  Service Contract,
  Albany County, Rev.,
  5.50%, 04/01/08                 840                        840            872                        872
New York State, Dorm
  Authority, State
  University Educational
  Facilities, Ser. A,
  Rev., 5.25%, 05/15/11         1,000                      1,000          1,029                      1,029
New York State, Dorm
  Authority, State
  University Educational
  Facilities, Ser. A,
  Rev., 5.50%, 05/15/06         2,380                      2,380          2,497                      2,497
New York State, Dorm
  Authority, State
  University Educational
  Facilities, Ser. A,
  Rev., 5.50%, 05/15/13         6,500                      6,500          6,815                      6,815
New York State, Dorm
  Authority, State
  University Educational
  Facilities, Ser. A,
  Rev., ~, 6.00%,
  05/15/05                      5,000                      5,000          5,422                      5,422
New York State, Dorm
  Authority, State
  University Educational
  Facilities, Ser. C,
  Rev., 7.38%, 05/15/10         2,000                      2,000          2,305                      2,305
New York State, Energy
  Research & Development
  Authority, Electric
  Facilities, Lilco
  Project, Ser. B, Rev.,
  5.30%, 11/01/23                             $2,500       2,500                       $ 2,315       2,315
New York State, Energy
  Research & Development
  Authority, PCR, New
  York State Electric and
  Gas Corp., Ser. E,
  Rev., 5.90%, 12/01/06         5,000                      5,000          5,376                      5,376
New York State,
  Environmental
  Facilities Corp., PCR,
  State Water Revolving
  Fund, New York City
  Municipal Water, Rev.,
  5.75%, 06/15/12               7,000                      7,000          7,521                      7,521
New York State,
  Environmental
  Facilities Corp., PCR,
  State Water Revolving
  Fund, Ser. A, Rev.,
  7.25%, 06/15/10                 720            705       1,425            749            734       1,483
New York State,
  Environmental
  Facilities Corp., PCR,
  State Water Revolving
  Fund, Ser. E, Rev.,
  6.00%, 06/15/12               5,415                      5,415          5,958                      5,958
New York State, GO,
  2.75%, 07/01/04               1,000                      1,000            941                        941
New York State, GO,
  5.25%, 03/01/09                 995                        995          1,029                      1,029
New York State, GO,
  7.50%, 11/15/00                 600                        600            604                        604
New York State, Housing
  Finance Agency, Health
  Facilities, Monroe
  County, Ser. A, Rev.,
  7.63%, 05/01/05               1,395                      1,395          1,429                      1,429
New York State, Housing
  Finance Agency,
  Multi-Family Housing,
  Ser. A, Rev., 6.95%,
  08/15/12                                       300         300                           314         314
New York State, Housing
  Finance Agency, Rev.,
  ~, 8.00%, 11/01/00              835                        835            857                        857
New York State, Housing
  Finance Agency, Rev.,
  8.00%, 11/01/08                 130            655         785            133            671         804
New York State, Housing
  Finance Agency, Service
  Contract Obligation,
  Ser. A, Rev., ~, 7.38%,
  03/15/02                        650                        650            692                        692

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
New York State, Housing
  Finance Agency, State
  University
  Construction, Ser. A,
  Rev., ~, 8.00%,
  05/01/11                     $1,550                     $1,550       $  1,909                   $  1,909
New York State, Medical
  Care Facilities Finance
  Agency, Mortgage
  Project, Ser. A, Rev.,
  5.40%, 08/15/04                 360                        360            372                        372
New York State, Medical
  Care Facilities Finance
  Agency, Rev., 7.70%,
  08/15/03                        165                        165            169                        169
New York State, Medical
  Care Facilities Finance
  Agency, Rev., 7.88%,
  08/15/20                                    $  690         690                       $   706         706
New York State, Mortgage
  Agency, Ser. 19, Rev.,
  Mandatory Tender,
  4.45%, 10/01/01               3,365                      3,365          3,350                      3,350
New York State, Municipal
  Bond Bank Agency,
  Special Program,
  Buffalo, Ser. A, Rev.,
  6.88%, 03/15/06                              1,000       1,000                         1,038       1,038
New York State, Thruway
  Authority, Highway &
  Bridge Trust Fund,
  Ser. B, Rev., 5.00%,
  04/01/08                        120                        120            123                        123
New York State, Thruway
  Authority, Ser. D,
  Rev., 5.25%, 01/01/21         3,000                      3,000          2,891                      2,891
New York State, Thruway
  Authority, Service
  Contract, Local
  Highway & Bridge,
  6.00%, 04/01/11               3,315                      3,315          3,542                      3,542
New York State, Urban
  Development Corp.,
  Ser. B, Rev., 5.60%,
  04/01/11                        250                        250            261                        261
New York State, Urban
  Development Corp.,
  Ser. B, Rev., 5.88%,
  04/01/14                         95                         95            100                        100
Niagara, New York,
  Frontier Transportation
  Authority, Greater
  Buffalo International
  Airport, Ser. B, Rev.,
  5.75%, 04/01/04                              3,035       3,035                         3,151       3,151
Oneida County, New York,
  GO, 5.50%, 03/15/11           1,045                      1,045          1,101                      1,101
Oneida-Herkimer, New
  York, Solid Waste
  Management Authority,
  Solid Waste Systems,
  Rev., 5.50%, 04/01/11                        1,000       1,000                         1,046       1,046
Port Authority of New
  York & New Jersey,
  Consolidated Bonds 93rd
  Ser., Rev., 6.13%,
  06/01/94                                     5,000       5,000                         5,403       5,403
Port Authority of New
  York & New Jersey,
  Special Obligation, 3rd
  Installment, Special
  Project, KIAC-4, Rev.,
  7.00%, 10/01/07                              3,000       3,000                         3,133       3,133
Randolph, New York,
  Central School
  District, GO, 5.00%,
  06/15/06                        275                        275            283                        283
Rochester, New York,
  Ser. A, GO, 5.70%,
  08/15/04                      2,180                      2,180          2,285                      2,285
Rome, New York, City
  School District, GO,
  5.50%, 06/15/13               1,905                      1,905          1,984                      1,984
Scotia Glenville, New
  York, Central School
  District, GO, 5.40%,
  06/15/12                      1,050                      1,050          1,095                      1,095
Scotia Glenville, New
  York, Central School
  District, GO, 5.50%,
  06/15/13                      1,050                      1,050          1,096                      1,096
Scotia Glenville, New
  York, Central School
  District, GO, 5.50%,
  06/15/14                      1,025                      1,025          1,062                      1,062

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
Shenendehowa Central
  School District,
  Clifton Park, New York,
  GO, 5.25%, 07/15/11          $  275                     $  275       $    291                   $    291
Stillwater, New York,
  Central School
  District, GO, 5.20%,
  06/15/11                        500                        500            515                        515
Suffolk County, New York,
  IDA, IDR, Nissequogue
  Cogen Partners
  Facility, Rev., 5.30%,
  01/01/13                      1,000                      1,000            903                        903
Suffolk County, New York,
  IDA, IDR, Nissequogue
  Cogen Partners
  Facility, Rev., 5.50%,
  01/01/23                                    $4,500       4,500                       $ 3,853       3,853
Suffolk County, New York,
  Public Improvement,
  Ser. C, GO, 5.10%,
  11/01/02                      1,910                      1,910          1,941                      1,941
Suffolk County, New York,
  Southwest Sewer
  District, GO, 6.00%,
  02/01/05                      5,000                      5,000          5,305                      5,305
Sullivan County, New
  York, Public
  Improvement, GO, 5.00%,
  03/15/08                      1,065                      1,065          1,082                      1,082
Triborough Bridge &
  Tunnel Authority, New
  York, General Purpose,
  Ser. Y, Rev., 6.00%,
  01/01/12                      7,125                      7,125          7,793                      7,793
Utica, New York, Public
  Improvement, GO, 6.00%,
  01/15/03                        440                        440            450                        450
Utica, New York, Public
  Improvement, GO, 6.00%,
  01/15/04                        465                        465            479                        479
Utica, New York, Public
  Improvement, GO, 6.00%,
  01/15/11                                       700         700                           735         735
Utica, New York, Public
  Improvement, GO, 6.00%,
  01/15/12                                       675         675                           703         703
Utica, New York, Public
  Improvement, GO, 6.10%,
  01/15/13                                       295         295                           307         307
Utica, New York, Public
  Improvement, GO, 6.20%,
  01/15/14                                       295         295                           307         307
Utica, New York, Public
  Improvement, GO, 6.25%,
  01/15/15                                       320         320                           332         332
Warwick Valley, Central
  School District, New
  York, GO, 5.50%,
  01/15/14                        565                        565            585                        585
Watertown, New York, City
  School District, GO,
  5.63%, 06/15/16                 600                        600            619                        619
Watertown, New York, City
  School District, GO,
  5.63%, 06/15/17               1,365                      1,365          1,400                      1,400
Watertown, New York, City
  School District, GO,
  5.63%, 06/15/18               1,245                      1,245          1,270                      1,270
Westchester County, New
  York, GO, ~, 6.70%,
  11/01/06                                     1,150       1,150                         1,293       1,293
Westchester County, New
  York, IDA, AGR Realty
  Co. Project, Rev., ~,
  5.75%, 01/01/02                                480         480                           484         484
Westchester County, New
  York, IDA, Civic
  Facility, Children's
  Village Project,
  Ser. A, Rev., 5.30%,
  03/15/14                                     2,000       2,000                         1,966       1,966
Westchester County, New
  York, IDA, Civic
  Facility,
  Rippowam-Cisqua School
  Project, Rev., 5.75%,
  06/01/29                                     1,000       1,000                           989         989

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
NEW YORK--CONTINUED
Westchester County, New
  York, IDA, Resource
  Recovery, Resco Co.
  Project, Ser. A, Rev.,
  5.70%, 07/01/08                             $2,000      $2,000                       $ 2,086    $  2,086
Windsor, New York,
  Central School
  District, GO, 5.50%,
  06/15/13                     $1,000                      1,000       $  1,049                      1,049
Windsor, New York,
  Central School
  District, GO, 5.50%,
  06/15/14                      1,170                      1,170          1,219                      1,219
Windsor, New York,
  Central School
  District, GO, 5.50%,
  06/15/15                        650                        650            672                        672
                                                                       --------        -------    --------
                                                                        240,066         60,319     300,385
                                                                       --------        -------    --------
NORTHERN MARIANA ISLANDS--0.1%
Northern Mariana Islands,
  Public School System
  Project, Ser. A, GO,
  3.70%, 10/01/03                 500                        500            485                        485
PUERTO RICO--8.4%
Puerto Rico Commonwealth,
  Public Improvement, GO,
  6.00%, 07/01/29                              3,500       3,500                         3,618       3,618
Puerto Rico Electric
  Power Authority,
  Ser. AA, Rev., 4.80%,
  07/01/01                      1,565                      1,565          1,573                      1,573
Puerto Rico Electric
  Power Authority,
  Ser. AA, Rev., 5.40%,
  07/01/13                      4,390                      4,390          4,588                      4,588
Puerto Rico Electric
  Power Authority,
  Ser. AA, Rev., 6.25%,
  07/01/10                      1,300                      1,300          1,485                      1,485
Puerto Rico Electric
  Power Authority,
  Ser. HH, Rev., 5.25%,
  07/01/09                      3,225                      3,225          3,428                      3,428
Puerto Rico Electric
  Power Authority,
  Ser. HH, Rev., 5.25%,
  07/01/29                                     2,500       2,500                         2,435       2,435
Puerto Rico Electric
  Power Authority,
  Ser. HH, Rev., 5.50%,
  07/01/10                      1,300                      1,300          1,408                      1,408
Puerto Rico Electric
  Power Authority, Ser.
  X, Rev., 6.00%,
  07/01/11                      1,800                      1,800          1,932                      1,932
Puerto Rico Industrial,
  Medical &
  Environmental PCFFA,
  Special Facilities,
  American Airlines,
  Ser. A, Rev., 6.45%,
  12/01/25                                     2,000       2,000                         2,089       2,089
Puerto Rico Municipal
  Finance Agency,
  Ser. A, GO, 5.00%,
  08/01/01                      5,000                      5,000          5,035                      5,035
Puerto Rico Municipal
  Finance Agency,
  Ser. A, GO, 5.00%,
  08/01/02                      1,000                      1,000          1,013                      1,013
Puerto Rico Municipal
  Finance Agency,
  Ser. A, GO, 6.00%,
  08/01/15                                     1,500       1,500                         1,635       1,635
                                                                       --------        -------    --------
                                                                         20,462          9,777      30,239
                                                                       --------        -------    --------
VIRGIN ISLANDS--5.5%
Virgin Islands Public
  Finance Authority,
  Gross Receipts, Taxes
  Lien Notes, Ser. A,
  Rev., 5.00%, 10/01/03         1,390                      1,390          1,400                      1,400
Virgin Islands Public
  Finance Authority,
  Gross Receipts, Taxes
  Lien Notes, Ser. A,
  Rev., 5.25%, 10/01/01         1,090                      1,090          1,098                      1,098
Virgin Islands Public
  Finance Authority,
  Gross Receipts, Taxes
  Lien Notes, Ser. A,
  Rev., 5.50%, 10/01/02         1,000                      1,000          1,017                      1,017
Virgin Islands Public
  Finance Authority,
  Gross Receipts, Taxes
  Lien Notes, Ser. A,
  Rev., 6.38%, 10/01/19                        4,000       4,000                         4,117       4,117

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                 SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
                           ---------------------------------------  ---------------------------------------
                             CHASE VISTA                              CHASE VISTA
                           SELECT NEW YORK  CHASE VISTA             SELECT NEW YORK  CHASE VISTA
                            INTERMEDIATE     NEW YORK                INTERMEDIATE     NEW YORK
                              TAX FREE       TAX FREE    PRO FORMA     TAX FREE       TAX FREE    PRO FORMA
                             INCOME FUND    INCOME FUND  COMBINED     INCOME FUND    INCOME FUND  COMBINED
                             -----------    -----------  --------     -----------    -----------  --------
VIRGIN ISLANDS--CONTINUED
Virgin Islands Public
  Finance Authority,
  Matching Fund Lien
  Notes, Ser. A, Rev., ~,
  7.25%, 10/01/02                             $1,150      $1,150                       $ 1,242    $  1,242
Virgin Islands Public
  Finance Authority,
  Senior Lien, Fund Lien
  Notes, Ser. C, Rev.,
  5.00%, 10/01/00              $1,000                      1,000       $  1,001                      1,001
Virgin Islands Public
  Finance Authority,
  Senior Lien, Fund Lien
  Notes, Ser. C, Rev.,
  5.00%, 10/01/01               2,000                      2,000          2,006                      2,006
Virgin Islands Public
  Finance Authority,
  Senior Lien, Fund Lien
  Notes, Ser. C, Rev.,
  5.00%, 10/01/02               3,075                      3,075          3,088                      3,088
Virgin Islands Public
  Finance Authority,
  Senior Lien, Ser. A,
  Rev., 5.50%, 10/01/22                        5,000       5,000                         4,707       4,707
                                                                       --------        -------    --------
                                                                          9,610         10,066      19,676
                                                                       --------        -------    --------
TOTAL LONG TERM MUNICIPAL
  SECURITIES
(COST $264,380, $78,993
AND $343,373
  RESPECTIVELY)                                                         270,623         80,162     350,785
                                                                       --------        -------    --------
SHORT-TERM INVESTMENTS--1.2%
MUNICIPAL SECURITIES--1.0%
NEW YORK--1.0%
New York City, New York,
  Municipal Water Finance
  Authority, Water &
  Sewer Systems, Ser. C,
  Rev., FRDO, 4.15%,
  09/01/00                        600                        600            600                        600
New York City, New York,
  Ser. B, Sub. Ser. B-4,
  GO, FRDO, 4.15%,
  09/01/00                        300                        300            300                        300
New York State, Job
  Development Authority,
  Special Purpose,
  Ser. A-1 through A-13,
  Rev., FRDO, 4.40%,
  09/01/00                        785                        785            785                        785
New York State, Job
  Development Authority,
  Special Purpose,
  Ser. A-1 through A-25,
  Rev., FRDO, 4.40%,
  09/01/00                        320                        320            320                        320
New York State, Job
  Development Authority,
  Special Purpose,
  Ser. B-1 Through B-9,
  Rev., FRDO, 4.40%,
  09/01/00                        605                        605            605                        605
Port Authority of New
  York & New Jersey,
  Special Obligation,
  Versatile Structure
  Obligation, Ser. 2,
  Rev., FRDO, 4.05%,
  09/01/00                        800                        800            800                        800
                                                                       --------                   --------
TOTAL MUNICIPAL
  SECURITIES
(COST $3,410, $0 AND
$3,410, RESPECTIVELY)                                                     3,410                      3,410
                                                                       --------                   --------
MONEY MARKET FUND--0.2%
Provident New York Money
  Market Fund                     383            368         751            383            368         751
TOTAL MONEY MARKET FUND
(COST $383, $368 AND $751
RESPECTIVELY)
TOTAL SHORT-TERM
  INVESTMENTS
(COST $3,793, $368 AND
$4,161 RESPECTIVELY)                                                      3,793            368       4,161
                                                                       --------        -------    --------
TOTAL INVESTMENTS--98.6%
(COST $268,173, $79,361
AND $347,534
RESPECTIVELY)                                                          $274,416        $80,530    $354,946
                                                                       ========        =======    ========

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                    AUGUST 31, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

CHASE VISTA NEW YORK TAX FREE INCOME

NUMBER                                                                                           UNREALIZED
OF                                                        ORIGINAL NOTIONAL  NOTIONAL VALUE AT  APPRECIATION
CONTRACTS            DESCRIPTION         EXPIRATION DATE     VALUE (USD)      08/31/00 (USD)       (USD)
---------            -----------         ---------------     -----------      --------------       -----
LONG FUTURES OUTSTANDING
     53       U.S. Treasury Bonds        December, 2000        $5,281             $5,323            $42

PRO FORMA NEW YORK TAX FREE INCOME

NUMBER                                                                                                         UNREALIZED
OF                                                              ORIGINAL NOTIONAL      NOTIONAL VALUE AT      APPRECIATION
CONTRACTS            DESCRIPTION           EXPIRATION DATE         VALUE (USD)          08/31/00 (USD)           (USD)
---------            -----------           ---------------         -----------          --------------           -----
LONG FUTURES OUTSTANDING
     53       U.S. Treasury Bonds          December, 2000            $5,281                 $5,323                $42

INDEX:
~    -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
@    -- All or a portion of the security is segregated for futures.
COP  -- Certificates of Participation.
Dorm -- Dormitory.
FRDO -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at August 31, 2000.
GO   -- General Obligation.
IDA  -- Industrial Development Authority.
IDR  -- Industrial Development Revenue.
PCR  -- Pollution Control Revenue.
Rev. -- Revenue Bond.
Ser. -- Series.

                  See notes to pro forma financial statements.

                                  CHASE VISTA
SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND/NEW YORK TAX FREE INCOME FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 2000 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                CHASE VISTA
                                   SELECT
                                  NEW YORK    CHASE VISTA
                                INTERMEDIATE   NEW YORK
                                  TAX FREE     TAX FREE     PRO FORMA   PRO FORMA
                                INCOME FUND   INCOME FUND  ADJUSTMENTS  COMBINED
                                ------------  -----------  -----------  ---------
ASSETS:
  Investment securities, at
    value                         $274,416      $80,530     $   --      $354,946
  Other assets                           7            1         --             8
  Receivables:
    Interest                         3,439        1,245         --         4,684
    Fund shares sold                    64        2,078         --         2,142
    Margin account for futures
      contracts                         --           38         --            38
                                  --------      -------     ------      --------
        Total Assets               277,926       83,892         --       361,818
                                  --------      -------     ------      --------
LIABILITIES:
  Payables:
    Fund shares redeemed                83          249         --           332
    Dividends                        1,004           89         --         1,093
  Accrued liabilities:
    Investment advisory fees            70            7         --            77
    Administration fees                 29           10         --            39
    Shareholder servicing fees          59            9         --            68
    Distribution fees                   --            8         --             8
    Custodian fees                      16           14         --            30
    Other                               86           47         --           133
                                  --------      -------     ------      --------
        Total Liabilities            1,347          433         --         1,780
                                  --------      -------     ------      --------
NET ASSETS:
  Paid in capital                  272,560       83,851         --       356,411
  Accumulated undistributed
    (distributions in excess
    of) net investment income          (79)         (53)        --          (132)
  Accumulated net realized
    loss on investments and
    futures transactions            (2,145)      (1,550)        --        (3,695)
  Net unrealized appreciation
    of investments and futures
    contracts                        6,243        1,211         --         7,454
                                  --------      -------     ------      --------
      Net Assets                  $276,579      $83,459     $   --      $360,038
                                  ========      =======     ======      ========
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized):
  Class A Shares                        --        6,237      3,897(a)     10,134
  Class B Shares                        --        1,095        680(a)      1,775
  Class I Shares                    39,467           --         --        39,467
Net Asset Value:
  Class A Shares (and
    redemption price)                   --      $ 11.39         --      $   7.01
  Class B Shares*                       --      $ 11.36         --      $   7.01
  Class I Shares (and
    redemption price)             $   7.01           --         --      $   7.01
Class A Maximum Public
  Offering Price Per Share
  (net asset value per
  share/95.5%)                          --      $ 11.93         --      $   7.34
                                  ========      =======     ======      ========
Cost of investments               $268,173      $79,361     $   --      $347,534
                                  ========      =======     ======      ========

*    Redemption price may be reduced by contingent deferred sales charge.
(a)  Represents the difference between total additional shares to be issued (see
     Note 2) and current Chase Vista New York Tax Free Income Fund shares outstanding.

                  See notes to pro forma financial statements.

         CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                   CHASE VISTA NEW YORK TAX FREE INCOME FUND
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                 CHASE VISTA
                                    SELECT
                                   NEW YORK     CHASE VISTA
                                 INTERMEDIATE    NEW YORK
                                   TAX FREE      TAX FREE     PRO FORMA*    PRO FORMA
                                 INCOME FUND    INCOME FUND   ADJUSTMENTS   COMBINED
                                 ------------   -----------   -----------   ---------
INTEREST INCOME                    $14,386        $ 5,202       $  --        $19,588
                                   -------        -------       -----        -------
EXPENSES:
  Investment advisory fees             854            270          --          1,124
  Administration fees                  427            135          --            562
  Shareholder servicing fees           468            225         244(a)(d)      937
  Distribution fees                     --            291          --            291
  Custodian fees                       108            115         (45)(b)        178
  Printing and postage                   9             27         (10)(b)         26
  Professional fees                     40             32         (30)(b)         42
  Registration expenses                  8              3         (10)(b)          1
  Transfer agent fees                   14            121          --            135
  Trustees' fees                        14              5          --             19
  Other                                 34             16          --             50
                                   -------        -------       -----        -------
    Total expenses                   1,976          1,240         149          3,365
                                   -------        -------       -----        -------
  Less amounts waived                  332            445        (362)(a)(e)
                                                                  (22)(c)        393
  Less earnings credits                  1              1          --              2
                                   -------        -------       -----        -------
    Net expenses                     1,643            794         533          2,970
                                   -------        -------       -----        -------
      Net investment income         12,743          4,408        (533)        16,618
                                   -------        -------       -----        -------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on
    investments transactions        (2,145)        (1,296)         --         (3,441)
  Futures transactions                  --             54          --             54
  Change in net unrealized
    appreciation/ depreciation
    of:
    Investments                      5,793          1,145          --          6,938
    Futures                             --             42          --             42
                                   -------        -------       -----        -------
    Net realized and
      unrealized loss on
      investments and futures
      transactions                   3,648            (55)         --          3,593
                                   -------        -------       -----        -------
    Net increase in net assets
      from operations              $16,391        $ 4,353       $(533)       $20,211
                                   =======        =======       =====        =======

(a) Reflects adjustment to investment advisory fees, administration fees, shareholder servicing fees, distribution fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b)  Reduction reflects the estimated benefit of combining operations.
(c) Reflects reduction of custody waivers consistent with estimated reduction of custody expenses.
(d) Chase Vista Select New York Intermediate Tax Free Income Fund did not charge shareholder servicing fees from the period September 1, 1999 to January 2, 2000.
(e) Waivers reflected in the historical financial statement amounts do not reflect current expense arrangements or waivers. During the twelve months ended August 31, 2000, Chase Vista New York Tax Free Income Fund waived substantial investment advisory fees, shareholder servicing fees and distribution fees, and Chase Vista Select New York Intermediate Tax Free Income Fund waived substantial investment advisory fees and administration fees. Those waivers have since been discontinued or significantly reduced.
* Reflects the annualization of increased fee levels introduced during the financial period shown.

                  See notes to pro forma financial statements.

                                  CHASE VISTA
     SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND/CHASE VISTA NEW YORK
                              TAX FREE INCOME FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Portfolio Investments ("Pro Forma Statements") reflect the accounts of Chase Vista Select New York Intermediate Tax Free Income Fund ("CVSNYITFIF") and Chase Vista New York Tax Free Income Fund ("CVNYTFIF") as if the proposed reorganization occurred as of and for the twelve months ended August 31, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of CVNYTFIF in exchange for shares in CVSNYITFIF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund which have been incorporated by reference in their respective Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST:

Immediately prior to the Reorganization, existing shares of CVSNYITFIF would be renamed Institutional Class Shares and CVSNYITFIF would commence offering
Class A Shares and Class B Shares. The net asset value per share for Class A and B Shares at the commencement of offering would be identical to the closing net asset value per share for the Institutional Class Shares immediately prior to the Reorganization.

Under the proposed Reorganization, each shareholder of CVNYTFIF would receive shares of CVSNYITFIF with a value equal to their holding in CVNYTFIF. Holders of Class A Shares in CVNYTFIF would receive Class A Shares in CVSNYITFIF and holders of Class B Shares in CVNYTFIF would receive Class B Shares in CVSNYITFIF. Therefore, as a result of the proposed Reorganization, current shareholders of CVNYTFIF will become shareholders of CVSNYITFIF.

The pro forma net asset value per share assumes the issuance of additional shares of CVSNYITFIF which would have been issued on August 31, 2000 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the August 31, 2000 net assets of CVNYTFIF and the net asset value per share of CVSNYITFIF.

                                          CLASS A SHARES      CLASS B SHARES
Additional Shares Issued                      10,133,519           1,775,270
Net Assets August 31, 2000 CVNYTFIF          $71,013,244         $12,445,650
Net Asset Value Per Share CVSNYITFIF               $7.01               $7.01

3. PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for CVSNYITFIF at the combined level of average net assets for the twelve months ended August 31, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

         FORM N-14

         PART C - OTHER INFORMATION



         Item 15.  Indemnification.

                  ---------------

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and


                                    Part C-1

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



         Item 16. Exhibits.

               ---------------

         1        Declaration of Trust. (1)

         2        By-laws. (1)

         3        None

         4 Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

         5        Declaration of Trust and By-laws. (1)

         6(a)     Form of Investment Advisory Agreement. (1)

         6(b) Form of Investment Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)

         7        Distribution and Sub-Administration Agreement. (1)

         8(a)     Retirement Plan for Eligible Trustees. (2)

         8(b)     Deferred Compensation Plan for Eligible Trustees. (2)

         9        Form of Custodian Agreement. (1)

         10       None

                                    Part C-2

         11       None

         12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences. (4)

         13(a)    Form of Transfer Agency Agreement. (1)

         13(b)    Form of Shareholder Servicing Agreement. (1)

         13(c)    Form of Administration Agreement. (1)

         14       Consent of PricewaterhouseCoopers LLC. (3)

         15       None

         16       None

         17(a)    Form of Proxy Card. (3)

         17(b) Prospectus for Chase Vista Select New York Intermediate Tax Free Income Fund. (3)

         17(c)    Prospectus for Chase Vista New York Tax Free Income Fund. (3)

         17(d)    Statement of Additional Information of MFST. (3)

         17(e)    Statement of Additional Information of MFT. (3)

         17(f) Annual Report to Shareholders of Chase Vista Select New York Intermediate Tax Free Income Fund dated August 31, 2000. (3)

         17(g) Annual Report to Shareholders of Chase Vista New York Tax Free Income Fund dated August 31, 2000. (3)

         (1) Filed as an Exhibit to the Registration Statement on Form N-1A on October 2, 1996.

         (2) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1996.

         (3)      Filed herewith.

         (4)      To be filed by amendment.


                                    Part C-3

         Item 17.  Undertakings.

                  ---------------

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                    Part C-4

                                   SIGNATURES


         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 25th day of October, 2000.



         MUTUAL FUND SELECT TRUST


         Registrant


         By:
            ----------------------------------------
               H. Richard Vartabedian
               President


         As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                  *                     Chairman and Trustee            October 25, 2000
-------------------------------                                         ----------------
Fergus Reid, III

 /s/ H. Richard Vartabedian             President and Trustee           October 25, 2000
-------------------------------                                         ----------------
H. Richard Vartabedian

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
William J. Armstrong

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
John R. H. Blum

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Stuart W. Cragin, Jr.

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Roland R. Eppley, Jr.


                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Joseph J. Harkins

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Sarah E. Jones

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
W.D. MacCallan

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
George E. McDavid

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
W. Perry Neff

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Leonard M. Spalding, Jr.

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Irv Thode

                  *                     Trustee                         October 25, 2000
-------------------------------                                         ----------------
Richard E. Ten Haken

                                        Treasurer and                   October 25, 2000
-------------------------------         Principal Financial Officer     ----------------
Martin R. Dean

  /s/ H. Richard Vartabedian            Attorney in Fact                October 25, 2000
-------------------------------                                         ----------------
H. Richard Vartabedian

                                    EXHIBITS

ITEM         DESCRIPTION

(14)         Consent of PricewaterhouseCoopers LLP.

(17)(a)      Form of Proxy Card.

    (b) Prospectus for Chase Vista Select New York Intermediate Tax Free Income Fund.

    (c)      Prospectus for Chase Vista New York Tax Free Income Fund.

    (d)      Statement of Additional Information of MFST.

    (e)      Statement of Additional Information of MFT.

    (f) Annual Report to Shareholders of Chase Vista Select New York Intermediate Tax Free Income Fund dated August 31, 2000.

    (g) Annual Report to Shareholders of Chase Vista New York Tax Free Income Fund dated August 31, 2000.